                            SEMI-ANNUAL REPORT


                             DECEMBER 31, 2001






                              [Lindner Logo]

CONTENTS

LINDNER LARGE-CAP GROWTH FUND
  Letter from the Fund Managers.............................    5
  Schedule of Investments...................................    7

LINDNER GROWTH AND INCOME FUND
  Letter from the Fund Managers.............................    8
  Schedule of Investments...................................   10

LINDNER COMMUNICATIONS FUND
  Letter from the Fund Managers.............................   13
  Schedule of Investments...................................   14

LINDNER SMALL-CAP GROWTH FUND
  Letter from the Fund Managers.............................   15
  Schedule of Investments...................................   17

LINDNER MARKET NEUTRAL FUND
  Letter from the Fund Managers.............................   19
  Schedule of Investments...................................   20

LINDNER GOVERNMENT MONEY MARKET FUND
  Letter from the Fund Manager..............................   24
  Schedule of Investments...................................   25

Statement of Assets and Liabilities.........................   26

Statement of Operations.....................................   27

Statement of Changes in Net Assets..........................   28

Notes to Financial Statements...............................   30

Financial Highlights........................................   37

MARKET OVERVIEW

                     FIRST HALF OF LINDNER FISCAL YEAR--
                      RECESSION AND MARKET UNCERTAINTY

This Semi-Annual Report represents a summary of the activities of the Lindner Family of Mutual Funds between July 1 and December 31, 2001.

The market uncertainty and recessionary signals at mid-year clearly suggested the latter half of 2001 would be a challenge for investors. What actually unfolded--September 11 terrorist attacks, war in Afghanistan, eroding corporate profits and accelerating unemployment, punctuated by an imploding Enron, will not soon be forgotten. Now it is clear: 2001 ushered in the first recession in a decade, and the most pronounced bear market since 1973-1974.

The true extent of the damage inflicted by the September 11 terrorist attacks, beyond the profound loss of life, will not be fully grasped for some time. While the shock waves were felt throughout the country and within the national psyche, the financial markets, such an integral part of lower Manhattan, were truly hit hard. Even prior to the attacks, the markets were in decline and a recession all but confirmed. The disruption delivered that day was the final catalyst - by September 21, the Dow Jones Industrial Average Index (DJIA) was down 24% for the year, the Nasdaq Index down 42%.

In 2001, major stock indices recorded a second straight year of losses. While a fourth quarter stock rally recouped much of the earlier losses, the DJIA finished down 7.1%, and Standard and Poor's 500 Index down 11.87%. According to Lipper Analytical Services, 83% of U.S. stock funds delivered negative returns for the calendar year.

Bond funds finished in positive territory, albeit modestly, as the average taxable bond fund gained 5.3% for the year. Bonds benefited as investors moved away from equities, coupled with the fourth quarter announcement that the Treasury would stop issuing 30-year bonds. Bonds were investors' shelter throughout much of 2001, bolstered as the Federal Reserve cut short-term interest rates 11 times to the lowest level seen in 40 years.

How did investors react? Following the events of September and confirmation of a bear market, some investors did reallocate to money market funds and less volatile bond funds. But, in general, investors added money to their stock portfolios, over $30 billion in total for the year.

MARKET RECAP

The last two quarters of 2001, the first half of Lindner's fiscal year, were a painful reminder of how yesterday's darling could be today's disappointment. Whereas New Economy was a driving theme two years ago, those with too much exposure to stocks touting enhanced productivity gains, particularly in the technology sector, saw their portfolio values retreat. This was a negative factor for all of the Lindner equity funds, most markedly, the Lindner Communications Fund (formerly Lindner Utility Fund.)

Indeed, Technology and Communications holdings had one of the worst performing years in recent memory. As capital spending dried up, the leading network equipment and telecom companies suffered eroding fundamentals and plummeting share prices. While hopes of a 2002 recovery generated a rally in October and November, most of these equities suffered significantly in 2001. Any investment strategy overly focused on e-commerce continued to hemorrhage, as evidenced by the closing of a number of Internet-based mutual funds.

Only in the smaller, cheaper stocks did equity investors find strong gains, particularly among banks, industrials and retailers with low valuations. Investors could seek some strength in hard assets, most notably precious metals and real estate, which gained favor in the midst of political and economic uncertainty.

During the latter half of 2001, there were few positive segments of the market until the fourth quarter. Even overseas investing, historically a safe haven in previous bear markets, mirrored the negative domestic environment. Throughout the period, Europe began slipping into its own recession, and Japan continued to ring up double-digit equity losses.

MARKET OUTLOOK

The market outlook remains cautionary, as economists and consumers look for initial signs of a possible turn-around. According to the U.S. Department of Labor, unemployment reached 5.8% in December, the highest figure since April 1995. Most jarring to consumer confidence was the October cuts of 450,000 people, coming only weeks after the September 11 terror attacks. As the largest one-month unemployment spike in 21 years, it sent fears of a prolonged recession throughout the country.

Looking forward to 2002, various economists indicate unemployment should peak just above 6% by the middle of the year. For perspective, at the end of the last recession, in June 1992, unemployment had reached 7.8%.

So, when can investors expect a return to "normal?" If normal is thought to be the double-digit annual returns of the late 1990s, it's best to see those returns for the aberration they were. Even if we begin to put the recession behind us in 2002, most experts are cautioning only a modest economic recovery in the near-term, coupled with a modest improvement in corporate earnings. When corporate earnings show such signs of recovery, stock prices should begin to reflect this.

LINDNER FUNDS--RECENT CHANGES

Within such a difficult environment, the Lindner Funds continued to move forward with critical structural changes. The beginning of Lindner's fiscal year was marked by shareholder approval of a comprehensive slate of changes for the Lindner Family of Funds. Foremost among these was approval of a manager-of-managers portfolio management structure. Upon receipt of an SEC Exemptive Order, effective November 30, 2001, we are now able to aggressively move forward in engaging established portfolio managers for each fund. This is a process begun earlier in the year with the establishment of CastleArk Management, LLC as sub-adviser to the Lindner Large-Cap Growth Fund and Lindner Small-Cap Growth Fund.

A critical addition to Lindner's management is Mr. Christopher Schwartz, who has joined Lindner Asset Management, Inc. as Chief Investment Officer. He will be responsible for monitoring the performance of sub-advisers for Lindner Funds, as well as the identification and selection of new managers as needed. Chris has over 17 years of broad experience managing, selecting and monitoring investment portfolios. Prior to joining Lindner Asset Management, Inc., Chris served as Principal and Managing Director of William M. Mercer's Global Investment Forum--a research conference designed to address global investment topics. Additionally, Chris functioned as Chairperson of the Global Investment Research Committee at William M. Mercer, Inc. Mercer is a leading worldwide investment consulting practice serving institutional, pension, endowment and mutual fund clients. Earlier in his career, he was instrumental in developing the SEI Family of Mutual Funds, one of the earliest adopters of the manager-of-managers style. Chris was also responsible for maintaining the manager research and monitoring system for SEI.

After an extensive national search, we have two new investment managers in sub-advisory roles. Argent Capital Management, based in Clayton, Missouri, is now managing the Lindner Growth and Income Fund (formerly Lindner Asset Allocation). In addition, Standish Mellon Asset Management, based in Boston, Massachusetts, will manage the Lindner Market Neutral Fund. Both were selected for their long-term track records and disciplined investment processes.

We at Lindner Asset Management realize that implementing needed changes can be disruptive and distracting to our valued investors and financial-intermediary partners. While the past six months have added predominantly painful market activity to most shareowner's portfolios, we remain committed to the steps taken, and are bolstered by the progress made.

Please take the time to read the assembled reports for the first six months of Lindner's fiscal year. The portfolio managers responsible for each fund describe how the investment and economic challenges, as well as world events, influenced their performance, how they positioned the portfolio and, finally, their outlook for the fund going forward.

As always, we thank you for the opportunity to serve you, and for your long-term trust in the Lindner Family of Mutual Funds.

/s/ Doug Valassis

Doug T. Valassis
Chairman and Chief Executive Officer,
Lindner Asset Management, Inc.
Advisor to the Lindner Family of Mutual Funds


                                   # # #


The above outlook and those that follow reflect the opinions of the Chairman and portfolio managers of The Lindner Funds as of December 2001. They are subject to change and any forecast made cannot be guaranteed. References to specific securities or sectors should not be considered recommendations to buy or sell any securities. Please refer to the Schedule of Investments for percentages of holdings.

Past performance does not guarantee future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter, and not on an exchange. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

For use only when accompanied or preceded by a prospectus. Read the prospectus carefully before you invest or send money.

                           Lindner Investments
                           520 Lake Cook Road
                           Suite 381
                           Deerfield, IL 60015
                           800-995-7777

Quasar Distributors, LLC, Distributor. 3/2002

SEMI-ANNUAL
PERFORMANCE SUMMARY

The Lindner Large-Cap Growth Fund's total return for the six months ended December 31, 2001, was -14.65%. The Fund's benchmark, the Russell 1000 Index, had a total return of -5.81% for the same period.

Fund management's investment philosophy includes focusing on those companies that dominate market share combined with an emphasis on new product innovations and cost control. Stocks of companies with higher predictable growth rates are emphasized. Fund management is currently focused on selecting those growth companies that are likely to show superior earnings growth which happen to be at the lower end of the Russell 1000 Index in terms of capitalization.

As we began this semi-annual reporting period at July 1, 2001, Fund management projected the economy would retain enough monetary and fiscal stimuli to grow at a slow rate, thus avoiding recession. The tragic events of September 11, however, accelerated recessionary pressures. As a result of the Fund's exposure to companies with sensitivity to the economy and mid-cap growth companies, which tend to perform better in a growing economy than large-cap companies, performance suffered.

Specific holdings that contributed to the Fund's relative underperformance include Solectron, a dominant electronics manufacturing services company whose earnings languished due to increased competition and reduced demand for its services during this recessionary period. Additionally, commitment to cyclical stocks such as Alcoa, Applied Materials, and Gemstar-TV Guide (interactive programming guide for cable TV) were contributors to underperformance. Further, the Fund's allocation to the Oil & Gas (drilling equipment) sector in companies such as Smith Int'l, Nabors Ind. and BJ Services was reduced from 12.34% at July 1, 2001, to 5.3% at December 31, 2001, given the abrupt change in the economic landscape.

                                                   (continued on next page)

LINDNER LARGE-CAP GROWTH FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Russell
1000 Index, the Russell 1000 Growth Index and the Lindner Large-Cap Growth Fund from December 31, 1991 to December 31, 2001.

                     [Large-Cap Growth Fund graph]

              Large-Cap Growth    Russell 1000    Russell 1000 Growth
12/31/91           10,000            10,000             10,000
 6/30/92           10,836             9,920              9,404
 6/30/93           12,447            11,426             10,248
 6/30/94           13,049            11,506             10,217
 6/30/95           14,993            14,438             13,331
 6/30/96           18,284            18,229             17,038
 6/30/97           20,569            24,109             22,378
 6/30/98           20,633            31,378             29,402
 6/30/99           17,814            38,260             37,418
 6/30/00           19,348            41,799             47,019
 6/30/01           14,929            35,550             30,012
12/31/01           12,742            33,484             27,848

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    AVERAGE ANNUAL TOTAL RETURN
                      AS OF DECEMBER 31, 2001

                                   1 YEAR      5 YEAR      10 YEAR
                                   ------      ------      -------
Lindner Large-Cap Growth Fund
 (inception 5/24/73)              (24.35%)     (8.14%)      2.45%
Russell 1000 Index*               (12.45%)     10.50%      12.84%
Russell 1000 Growth Index**       (20.42%)      8.27%      10.79%

--------

* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Note: You cannot invest directly in an index.

** The Russell 1000 Growth Index measures the performance of those
   Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Effective in July 2001, the investment strategy of this Fund changed to emphasize investing in growth stocks. Due to this change, the Russell 1000 Growth Index is now shown because the Adviser believes that it is a more appropriate broad-based securities index to use for comparing this Fund's performance. Note: You cannot invest directly in an index.


Opportunities for purchase were found in the Retail sector with holdings in Autozone (dominant retail auto parts chain showing dramatic increases in returns on invested capital), Mattel, and Intuit (provider of Quicken, Turbotax and other products for small businesses and personal finance). In addition, investments in Johnson & Johnson and Stryker (specialty products for the orthopedic market) in the Healthcare industry and Genzyme (drug products for Gaucher's disease-Cerazyme and Renagel for dialysis patients) in Biotechnology benefited the portfolio.

Looking ahead to the first quarter of 2002, we expect resumption of economic growth. We are optimistic that the growth will be fairly broad initially, but are more circumspect as to the sustainability of robust growth beyond the second quarter of 2002. We anticipate this recovery to be led by discretionary spending assuming capital spending at the corporate level will be constrained. Therefore, we have positioned the Fund to take advantage of a consumer spending and inventory replenishment powered recovery as we move into 2002.


/s/ Jerome A. Castellini                 /s/ Robert S. Takazawa, Jr.

Jerome A. Castellini                     Robert S. Takazawa, Jr. CFA
Portfolio Manager                        Portfolio Manager

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER LARGE-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (97.69%)

Auto Parts & Equipment (1.05%)
  AutoZone, Inc.*                                                  23,600    $      1,694,480
                                                                             ----------------
Banks (Money Center) (4.03%)
  Citigroup Inc.                                                  128,700           6,496,776
                                                                             ----------------
Biotechnology (7.48%)
  Celgene Corporation*                                             28,500             909,720
  Enzon, Inc.*                                                    114,300           6,432,804
  Genzyme Corporation*                                             71,000           4,250,060
  Lexicon Genetics Incorporated*                                   42,000             484,680
                                                                             ----------------
                                                                                   12,077,264
                                                                             ----------------
Broadcasting (TV, Radio & Cable) (6.80%)
  AOL Time Warner Inc.*                                           129,150           4,145,715
  Comcast Corporation - Special Class A*                          189,700           6,829,200
                                                                             ----------------
                                                                                   10,974,915
                                                                             ----------------
Chemicals (Specialty) (3.04%)
  Air Products and Chemicals, Inc.                                104,700           4,911,477
                                                                             ----------------
Computers (Peripherals) (2.43%)
  Symbol Technologies, Inc.                                       246,800           3,919,184
                                                                             ----------------
Computers (Software & Services) (10.57%)
  Automatic Data Processing, Inc.                                  78,900           4,647,210
  Intuit Inc.*                                                     55,500           2,374,290
  Macrovision Corporation*                                        145,300           5,117,466
  SpeechWorks International Inc.*                                 154,300           1,735,875
  VeriSign, Inc.*                                                  83,500           3,176,340
                                                                             ----------------
                                                                                   17,051,181
                                                                             ----------------
Consumer Finance (1.98%)
  Capital One Financial Corporation                                59,200           3,193,840
                                                                             ----------------
Electric Companies (1.39%)
  Mirant Corporation*                                             139,700           2,237,994
                                                                             ----------------
Electronics (Defense) (3.13%)
  L-3 Communications Holdings, Inc.*                               56,200           5,058,000
                                                                             ----------------
Electronics (Semiconductors) (3.10%)
  Micron Technology, Inc.*                                        161,400           5,003,400
                                                                             ----------------
Engineering & Construction (1.93%)
  The AES Corporation*                                            190,200           3,109,770
                                                                             ----------------
Hardware & Tools (2.58%)
  Danaher Corporation                                              69,100           4,167,421
                                                                             ----------------
Health Care (Diversified) (4.43%)
  Johnson & Johnson                                               121,000           7,151,100
                                                                             ----------------
Health Care (Hospital Management) (0.83%)
  Tenet Healthcare Corporation*                                    22,800           1,338,816
                                                                             ----------------
Health Care (Medical Products & Supplies) (3.89%)
  Millipore Corporation                                            36,960           2,243,472
  Stryker Corporation                                              69,100           4,033,367
                                                                             ----------------
                                                                                    6,276,839
                                                                             ----------------
Health Care (Specialized Services) (2.32%)
  Pharmaceutical Product Development, Inc.*                       116,000           3,747,960
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Household Furnishings & Appliances (2.42%)
  Newell Rubbermaid Inc.                                          141,900    $      3,912,183
                                                                             ----------------
Insurance Brokers (0.71%)
  Arthur J. Gallagher & Co.                                        33,000           1,138,170
                                                                             ----------------
Leisure Time (Products) (3.55%)
  Mattel, Inc.                                                    333,000           5,727,600
                                                                             ----------------
Manufacturing (Diversified) (3.36%)
  Minnesota Mining and Manufacturing Company (3M)                  45,900           5,425,839
                                                                             ----------------
Metals Mining (3.29%)
  Alcoa Inc.                                                      149,400           5,311,170
                                                                             ----------------
Natural Gas Utilities (2.37%)
  El Paso Corporation                                              85,600           3,818,616
                                                                             ----------------
Oil & Gas (Drilling Equipment) (2.04%)
  GlobalSanteFe Corporation                                       115,510           3,294,345
                                                                             ----------------
Oil & Gas (Exploration & Production) (3.28%)
  Ocean Energy Inc.                                               100,500           1,929,600
  XTO Energy, Inc.                                                191,750           3,355,625
                                                                             ----------------
                                                                                    5,285,225
                                                                             ----------------
Retail (Department Stores) (4.69%)
  J. C. Penney Company, Inc.                                      206,000           5,541,400
  Kohl's Corporation*                                              28,800           2,028,672
                                                                             ----------------
                                                                                    7,570,072
                                                                             ----------------
Retail (Specialty) (2.99%)
  eBay Inc.*                                                       72,200           4,830,180
                                                                             ----------------
Services (Data Processing) (3.47%)
  Fiserv, Inc.*                                                   132,400           5,603,168
                                                                             ----------------
Telecommunications (Long Distance) (4.54%)
  Broadwing Inc.*                                                 331,300           3,147,350
  WorldCom, Inc.-WorldCom Group*                                  296,800           4,178,944
                                                                             ----------------
                                                                                    7,326,294
                                                                             ----------------
Total Common Stocks
  (Cost $162,052,718)                                                             157,653,279
                                                                             ----------------

SHORT-TERM INVESTMENTS (1.06%)

  Lindner Government Money Market Fund                          1,704,938           1,704,938

Total Short-Term Investments (Cost $1,704,938)                                      1,704,938
                                                                             ----------------
Total Investments (Cost $163,757,656)                               98.75%        159,358,217

Excess of Other Assets over Liabilities                              1.25%          2,016,956
                                                           --------------    ----------------
Net Assets                                                         100.00%   $    161,375,173
                                                           ==============    ================

* Non-income producing.


                     See Notes to Financial Statements                    7

SEMI-ANNUAL
PERFORMANCE SUMMARY

The Lindner Growth and Income Fund underwent several changes during this six month reporting period. After an extensive search and meticulous due diligence Lindner's executive team retained Argent Capital Management, L.L.C. as the new sub-adviser responsible for the management of the Lindner Growth and Income Fund. Argent was selected based on its track record of managing institutional and high net worth accounts, as well as its expertise in adding value via its growth and value investment philosophy. Effective August 3, 2001, John Meara,
Tim Swanson and Gary Orf, a group with over 35 years of investment experience, make up the portfolio management team. August also marked a change in the Fund's objective, as reflected in the most current prospectus. The Fund's primary objective is now capital appreciation. Income is now a secondary objective.

When selecting stocks for investment, the team targets those companies that execute a business strategy based on the level of cash flow returns on investment. Knowing management's intentions are key to the stock selection process, and this investment philosophy leads to a combination of "growth" and "value" stocks being held in the Fund. Argent refers to companies as either "Stars" (growth) or "Corks" (value). "Stars" are companies that generate high returns on investment and are growing via new products, new markets, acquisitions, etc. "Corks" refers to companies that have returns on capital lower than their cost of capital. Growth for "Cork" companies should be de-emphasized while fixing the cost structure should be a priority.

Since assuming management responsibility for the Fund, the team has slightly increased the Fund's allocation to equities while dramatically decreasing the overall number of stocks held by the Fund. At the beginning of the semi-annual period there were 204 different common stocks in the portfolio and 91 at the period end.

                                                   (continued on next page)

LINDNER GROWTH AND INCOME FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested 40% in the Lehman Brothers Intermediate Government/Credit Bond Index and 60% in the S&P 500 Index with the Lindner Growth and Income Fund from
December 31, 1991 to December 31, 2001.

                       [Growth and Income Fund graph]

               Growth & Income    S&P 500/Lehman    S&P 500
12/31/91            10,000            10,000         10,000
 6/30/92            11,129            10,081          9,933
 6/30/93            13,351            11,399         11,287
 6/30/94            13,550            11,470         11,446
 6/30/95            15,171            13,856         14,430
 6/30/96            17,596            16,313         18,182
 6/30/97            19,136            20,241         24,493
 6/30/98            21,958            24,636         31,877
 6/30/99            20,735            28,353         39,132
 6/30/00            19,599            30,007         41,970
 6/30/01            20,144            28,769         35,746
12/31/01            19,640            28,351         33,762

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    AVERAGE ANNUAL TOTAL RETURN
                      AS OF DECEMBER 31, 2001

                                   1 YEAR      5 YEAR      10 YEAR
                                   ------      ------      -------
Lindner Growth and Income Fund
 (inception 6/22/76)               (3.30%)      1.48%       6.98%
S&P 500 (60)/Lehman Brothers
 Government/Credit Bond (40)       (3.54%)      9.74%      10.77%
S&P 500 Index*                    (11.87%)     10.70%      12.94%


--------

* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. Government and investment-grade rated corporate bond with 1-10 years remaining until maturity. Note: You cannot invest directly in an index.

On the fixed-income side, quality is emphasized. During this six month reporting period, the average quality of the bonds in the portfolio was increased significantly from a BBB rating to AA. While the number of bonds was increased from 12 to 24, the overall percentage of bonds in the portfolio was slightly reduced from 24% to 17%. The bond portfolio is now more evenly distributed across maturity ranges with an increase in intermediate-term bonds. Having repositioned the bond portfolio, not only is the quality higher, but risk to interest rates, credit quality and specific industries has been reduced.

Overall, the asset allocation of the Fund at December 31, 2001, was 82% invested in equities, 17% in fixed-income instruments and 1% in cash or cash equivalents. At the beginning of the semi-annual period the allocation was as follows: 74% equities, 25% fixed-income and 1% cash and/or cash equivalents.

The Lindner Growth and Income Fund's total return for the six months ended December 31, 2001 was -2.5%. The Fund's benchmark, a 60/40 mix of the S&P 500 Index and the Lehman Brothers Intermediate Government/Credit Bond Index returned -1.45% for the same period. The S&P 500 Index returned -5.55% for the period, while the Lehman Brothers Intermediate Government/Credit Bond Index's total return was 4.69%.

Strength in the portfolio came from several sectors, including industrials. Given the improving prospects for an economic and earnings recovery within the next few quarters, defensive positions in groups such as health care, utilities, and consumer staples have given way to more cyclical sectors like information technology and industrials. Owning stocks of companies such as Tyco International, Microsoft, Ingersoll-Rand, and Norfolk Southern have benefited the portfolio, as fundamentals in each of their businesses are levered to benefit from increased economic activity. In addition, Fund performance was boosted by the decision to reduce exposure to the utility sector, specifically energy merchants and deregulated power providers. There is significant capacity coming on over the next several years, and we concluded there is more risk to earnings growth than the market perceives. Fortunately, this enabled us to avoid substantial losses related to the bankruptcy of Enron.

The Fund's exposure to the telecommunications sector, and in particular the long-distance industry, constrained performance somewhat. Reflective of this fact, Sprint, one of the Fund's holdings, displayed poor performance over the past six months. However, Sprint remains in a strong competitive position for growth and the Fund has increased its holding of this stock. In the retail sector, holdings such as CVS proved disappointing. The company reported disappointing earnings, and it appeared that it would take some time to improve fundamental challenges facing the company in terms of volumes and cost structure. As a result, the Fund's holdings were sold.

Looking forward, recent increases in the New Order Index and the Purchasing Managers' Index are early indications the recession of 2001 is behind us. In addition, industrial production appears relatively more sound with production numbers dropping at a lesser rate. This supports the view that the recovery will be led by industry as opposed to being consumer driven. This allows for the optimistic view that the economic recovery is underway and may arrive more quickly than generally anticipated. As always, however, company fundamentals and valuation of the stock are equally important in determining the attractiveness of a holding. Valuation is based on discounted future cash flows. We continue to look for companies that have the potential to improve profitability and cash flows, are executing the proper business strategy of growing or restructuring, and are attractively valued.

/s/ John F. Meara                   /s/ Gary J. Orf                             /s/ K. Timothy Swanson

John F. Meara                       Gary J. Orf                                 K. Timothy Swanson
President & Portfolio Manager       Managing Director & Portfolio Manager       Managing Director & Portfolio Manager

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GROWTH AND INCOME FUND
------------------------------

COMMON STOCKS (81.55%)

Aerospace/Defense (0.31%)
  The Boeing Company                                               22,000    $        853,160
                                                                             ----------------
Aluminum (0.37%)
  Alcoa Inc.                                                       28,600           1,016,730
                                                                             ----------------
Automobile Manufacturers (0.34%)
  Ford Motor Company                                               58,600             921,192
                                                                             ----------------
Banks (3.65%)
  AmSouth Bancorporation                                           82,000           1,549,800
  Bank of America Corporation                                      71,900           4,526,105
  BB&T Corporation                                                 47,100           1,700,781
  Wachovia Corporation                                             34,800           1,091,328
  Washington Mutual, Inc.                                          32,550           1,064,385
                                                                             ----------------
                                                                                    9,932,399
                                                                             ----------------
Brewers (0.35%)
  Anheuser-Busch Companies, Inc.                                   20,800             940,368
                                                                             ----------------
Broadcasting & Cable (0.16%)
  Clear Channel Communications, Inc.*                               8,500             432,735
                                                                             ----------------
Chemicals- Diverse (0.41%)
  E. I. du Pont de Nemours and Company                             26,500           1,126,515
                                                                             ----------------
Chemicals- Specialty (0.10%)
  Sigma-Aldrich Corporation                                         6,700             264,047
                                                                             ----------------
Computer Hardware (2.04%)
  International Business Machines Corporation (IBM)                45,800           5,539,968
                                                                             ----------------
Computer Storage/Peripheral Equipment (0.13%)
  EMC Corporation*                                                 25,300             340,032
                                                                             ----------------
Consumer Finance (0.97%)
  Household International, Inc.                                    15,000             869,100
  MBNA Corporation                                                 50,300           1,770,560
                                                                             ----------------
                                                                                    2,639,660
                                                                             ----------------
Diverse Financial Services (9.06%)
  American Express Company                                         35,600           1,270,564
  Citigroup Inc.                                                  122,433           6,180,418
  Fannie Mae                                                       46,800           3,720,600
  Freddie Mac                                                      60,300           3,943,620
  J.P. Morgan Chase & Co.                                         144,600           5,256,210
  Lehman Brothers Holdings Inc.                                    29,400           1,963,920
  Stilwell Financial, Inc.                                         83,900           2,283,758
                                                                             ----------------
                                                                                   24,619,090
                                                                             ----------------
Electric Utilities (1.22%)
  FPL Group, Inc.                                                  59,000           3,327,600
                                                                             ----------------
Food Distributors (0.19%)
  SYSCO Corporation                                                19,500             511,290
                                                                             ----------------
Gas Utilities (1.42%)
  NICOR Inc.                                                       93,000           3,872,520
                                                                             ----------------
General Merchandise (1.52%)
  Wal-Mart Stores, Inc.                                            71,900           4,137,845
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Health Care- Equipment (2.43%)
  Baxter International Inc.                                        23,600    $      1,265,668
  C. R. Bard, Inc.                                                 13,900             896,550
  Medtronic, Inc.                                                  86,700           4,439,907
                                                                             ----------------
                                                                                    6,602,125
                                                                             ----------------
Health Care- Managed Care (0.55%)
  Wellpoint Health Networks Inc.*                                  12,700           1,483,995
                                                                             ----------------
Household Products (1.29%)
  Kimberly-Clark Corporation                                       58,700           3,510,260
                                                                             ----------------
Industrial Conglomerates (7.07%)
  General Electric Company                                        210,300           8,428,824
  Tyco International Ltd.(f)                                      183,000          10,778,700
                                                                             ----------------
                                                                                   19,207,524
                                                                             ----------------
Insurance- Multi-Line (1.70%)
  American International Group, Inc.                               58,200           4,621,080
                                                                             ----------------
Insurance- Property/Casualty (0.35%)
  The Progressive Corporation                                       6,300             940,590
                                                                             ----------------
Integrated Telecommunication Services (3.47%)
  BellSouth Corporation                                            50,700           1,934,205
  SBC Communications Inc.                                          30,600           1,198,602
  Sprint Corporation                                              232,000           4,658,560
  WorldCom, Inc. - WorldCom Group*                                115,900           1,631,872
                                                                             ----------------
                                                                                    9,423,239
                                                                             ----------------
Machinery- Industrial (2.06%)
  Ingersoll-Rand Company                                          134,000           5,602,540
                                                                             ----------------
Metal Mining (0.00%)
  Atlas Minerals, Inc. - Rule 144A*,(a),(r) (Acquired
    6/01/95, Cost $3,499,784)                                     959,981                   0
  Uranium Resources, Inc. - Rule 144A*,(a),(r)
    (Acquired 5/25/95, Cost $4,750,827)                         1,583,609                   0
                                                                             ----------------
                                                                                            0
                                                                             ----------------
Movies & Entertainment (2.14%)
  AOL Time Warner Inc.*                                           124,000           3,980,400
  Viacom Inc. - Class A*                                            1,300              57,525
  Viacom Inc. - Class B*                                           40,100           1,770,415
                                                                             ----------------
                                                                                    5,808,340
                                                                             ----------------
Networking Equipment (1.61%)
  Cisco Systems, Inc.*                                            242,300           4,388,053
                                                                             ----------------
Oil & Gas- Drilling (0.24%)
  Nabors Industries, Inc.*                                         19,200             659,136
                                                                             ----------------
Oil & Gas- Equipment/Services (0.26%)
  Baker Hughes Incorporated                                        19,300             703,871
                                                                             ----------------
Oil & Gas- Exploration/Production (0.54%)
  Anadarko Petroleum Corporation                                    9,900             562,815
  Apache Corporation                                                6,270             312,747
  Burlington Resources Inc.                                        15,800             593,132
                                                                             ----------------
                                                                                    1,468,694
                                                                             ----------------
Oil & Gas- Integrated (4.26%)
  ChevronTexaco Corporation                                        32,100           2,876,481
  Exxon Mobil Corporation                                         129,600           5,093,280
  Phillips Petroleum Company                                        7,700             464,002

10                   See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER GROWTH AND INCOME FUND
------------------------------

Oil & Gas- Integrated (continued)

  Royal Dutch Petroleum Company(f)                                 39,900    $      1,955,898
  USX-Marathon Group                                               39,900           1,197,000
                                                                             ----------------
                                                                                   11,586,661
                                                                             ----------------
Packaged Foods (1.18%)
  ConAgra Foods, Inc.                                             112,000           2,662,240
  Hershey Foods Corporation                                         8,000             541,600
                                                                             ----------------
                                                                                    3,203,840
                                                                             ----------------
Personal Products (0.31%)
  The Gillette Company                                             25,300             845,020
                                                                             ----------------
Pharmaceuticals (9.24%)
  Abbott Laboratories                                              65,100           3,629,325
  American Home Products Corporation                               34,700           2,129,192
  Johnson & Johnson                                                90,500           5,348,550
  Merck & Co., Inc.                                                56,100           3,298,680
  Pfizer Inc.                                                     162,500           6,475,625
  Schering-Plough Corporation                                     118,600           4,247,066
                                                                             ----------------
                                                                                   25,128,438
                                                                             ----------------
Publishing & Printing (0.26%)
  Dow Jones & Company, Inc.                                        12,900             706,017
                                                                             ----------------
Railroads (2.36%)
  Norfolk Southern Corporation                                    350,000           6,415,500
                                                                             ----------------
Restaurants (0.44%)
  Darden Restaurants, Inc.                                         34,000           1,203,600
                                                                             ----------------
Retail- Apparel (0.46%)
  The TJX Companies, Inc.                                          31,400           1,251,604
                                                                             ----------------
Retail- Home Improvement (1.42%)
  The Home Depot, Inc.                                             50,800           2,591,308
  Lowe's Companies, Inc.                                           27,600           1,280,916
                                                                             ----------------
                                                                                    3,872,224
                                                                             ----------------
Semiconductors (3.85%)
  Intel Corporation                                               152,600           4,799,270
  Texas Instruments Incorporated                                  202,700           5,675,600
                                                                             ----------------
                                                                                   10,474,870
                                                                             ----------------
Services- Data Processing (1.76%)
  Automatic Data Processing, Inc.                                  50,500           2,974,450
  Concord EFS, Inc.*                                               17,400             570,372
  First Data Corporation                                           15,600           1,223,820
                                                                             ----------------
                                                                                    4,768,642
                                                                             ----------------
Soft Drinks (0.97%)
  The Coca-Cola Company                                            56,000           2,640,400
                                                                             ----------------
Specialty Stores (1.25%)
  AutoZone, Inc.*                                                  28,500           2,046,300
  Bed Bath & Beyond Inc.*                                          40,000           1,356,000
                                                                             ----------------
                                                                                    3,402,300
                                                                             ----------------
Systems Software (3.45%)
  Microsoft Corporation*                                          123,400           8,175,250
  Oracle Corporation*                                              86,900           1,200,089
                                                                             ----------------
                                                                                    9,375,339
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Telecommunications Equipment (2.49%)
  Motorola, Inc.                                                  424,500    $      6,375,990
  Nortel Networks Corporation(f)                                   50,400             378,000
                                                                             ----------------
                                                                                    6,753,990
                                                                             ----------------
Tobacco (0.88%)
  Philip Morris Companies Inc.                                     52,500           2,393,370
                                                                             ----------------
Wireless Telecommunications Services (1.02%)
  Sprint Corp (PCS Group)*                                        113,000           2,758,330
                                                                             ----------------
Total Common Stocks (Cost $235,337,243)                                           221,674,743
                                                                             ----------------
NON-CONVERTIBLE BONDS (8.30%)

Aerospace/Defense (1.02%)
  Raytheon Company, 8.300%, 3/1/10                         $    2,500,000           2,777,878
                                                                             ----------------
Banks (0.76%)
  BankAmerica Corp/Old, 6.625%, 10/15/07                        1,000,000           1,045,322
  Wells Fargo Financial Inc., 5.875%, 8/15/08                   1,000,000           1,002,997
                                                                             ----------------
                                                                                    2,048,319
                                                                             ----------------
Computer & Office Equipment (0.00%)
  Streamlogic, 0.000%, 3/15/02                                    777,732                   0
                                                                             ----------------
Diverse Financial Services (0.75%)
  Citicorp, 6.375%, 11/15/08                                    2,000,000           2,033,928
                                                                             ----------------
Electric Utilities (0.96%)
  Dominion Capital Trust I, 7.830%, 12/01/27                    1,000,000             954,013
  Mirant Corporation, 7.900%, 7/15/09 - 144A(r)
    (Acquired 9/01/00, Cost $1,905,553)                         2,000,000           1,654,774
                                                                             ----------------
                                                                                    2,608,787
                                                                             ----------------
General Merchandising (0.40%)
  Wal-Mart Stores Inc., 6.875%, 8/10/09                         1,000,000           1,082,290
                                                                             ----------------
Household Products (0.80%)
  Procter & Gamble Co, 6.875%, 9/15/09                          2,000,000           2,164,296
                                                                             ----------------
Multi-Utilities (0.67%)
  Western Resources Inc., 7.125%, 8/01/09                       2,000,000           1,830,754
                                                                             ----------------
Oil & Gas Exploration/Production (0.74%)
  Noble Affiliates Inc., 8.000%, 4/01/27                        2,000,000           2,022,378
                                                                             ----------------
Oil & Gas Refining (0.92%)
  Ashland Inc., 6.625%, 2/15/08                                 2,500,000           2,502,245
                                                                             ----------------
Paper Products (0.90%)
  Georgia-Pacific Corp, 8.125%, 5/15/11                         2,500,000           2,459,940
                                                                             ----------------
Pharmaceuticals (0.38%)
  Abbott Laboratories, 5.625%, 7/01/06                          1,000,000           1,028,388
                                                                             ----------------
Total Non-Convertible Bonds (Cost $23,094,023)                                     22,559,203
                                                                             ----------------


                     See Notes to Financial Statements                   11


---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER GROWTH AND INCOME FUND
------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (9.05%)

  FFCB, 5.125%, 9/06/06                                    $    2,000,000    $      2,022,436
  FHLBS, 5.875%, 11/15/07                                       2,000,000           2,084,556
  FHLBS, 5.250%, 8/15/06                                        2,500,000           2,548,505
  FHLBS, 4.875%, 8/15/05                                        3,500,000           3,555,356
  FHLBS, 3.625%, 10/15/04                                       2,000,000           1,988,784
  FHLMC, 4.500%, 8/15/04                                        2,000,000           2,039,286
  FNMA, 6.500%, 12/01/27                                        4,206,131           4,232,210
  United States Treasury Note, 5.750%, 10/31/02                 2,000,000           2,063,126
  United States Treasury Note, 4.250%, 11/15/03                 2,000,000           2,048,282
  United States Treasury Note, 4.625%, 5/15/06                  2,000,000           2,028,517
                                                                             ----------------
Total U.S. Government Agency Securities
  (Cost $24,409,543)                                                               24,611,058
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SHORT-TERM INVESTMENTS (0.85%)

  Lindner Government Money Market Fund                          2,298,302    $      2,298,302

Total Short-Term Investments (Cost $2,298,302)                                      2,298,302
                                                                             ----------------
Total Investments (Cost $285,139,111)                               99.75%        271,143,306

Excess of Other Assets over Liabilities                              0.25%            692,690
                                                           --------------    ----------------
Net Assets                                                         100.00%   $    271,835,996
                                                           ==============    ================

*  Non-income producing.
(a)Denotes security is affiliated. (See Note 5.)
(r)Denotes security is restricted as to resale. The aggregate value of restricted securities at December 31, 2001 was $1,654,774 which represented 0.61% of net assets.
(f)Foreign security
FFCB = Federal Farm Credit Bank
FHLBS = Federal Home Loan Bank System
FHLMC = Federal Home Loan Mortgage Company
FNMA = Federal National Mortgage Association


12                   See Notes to Financial Statements

SEMI-ANNUAL
PERFORMANCE SUMMARY

This Fund seeks long-term capital appreciation primarily through the investment in common stocks of companies that Fund management believes will benefit significantly from involvement in or support of broad-based communications industries. Specifically, companies sought for investment are involved in the development and delivery of communications equipment and support, electronic components and equipment, broadcasting, publishing, wireless and mobile communication, as well as, computer equipment related to communications activity (software, fiber optics, and internet development).

The six-month period ended December 31, 2001, reflected continued underperformance for the communications sector relative to the broad equity markets. The Fund's total return for the six months ended December 31, 2001, was - 18.90%. The Fund's benchmark, the S&P 500 Index's total return was -5.55% for the same period. At the end of the period the portfolio was most heavily weighted in the telecommunications sector with 73% of the portfolio invested followed by information technology at 13%.

The current fund manager, Argent Capital Management, L.L.C., is optimistic about general economic expansion as we move through 2002. Accordingly, the Fund has been repositioned to capture benefits of an anticipated capital spending-led recovery, by increasing its exposure to communications equipment holdings. Stocks of companies such as Cisco Systems (the worldwide leader in networking for the Internet), Jabil Circuit (a leading contract manufacturer of circuit boards), and Motorola (a provider of handsets, electronics, and wireless networking solutions) were added to the portfolio. Conversely, as a result of consolidation in the telecommunications sector, exposure to software and billing services securities was reduced.

/s/ John F. Meara

John F. Meara
Portfolio Manager


LINDNER COMMUNICATIONS FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the S&P 500 Index and the Lindner Communications Fund from August 30, 1993 to December 31, 2001.

                         [Communications Fund graph]

           Communications     S&P 500 Index
 8/30/93       10,000             10,000
 6/30/94       10,039              9,809
 6/30/95       11,294             12,366
 6/30/96       15,291             15,581
 6/30/97       17,476             20,990
 6/30/98       20,193             27,318
 6/30/99       21,932             33,536
 6/30/00       29,056             35,967
 6/30/01       17,727             30,633
12/31/01       14,376             28,933

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    AVERAGE ANNUAL TOTAL RETURN
                      AS OF DECEMBER 31, 2001
                                 1 YEAR       5 YEAR     INCEPTION
                                 ------       ------     ---------
Lindner Communications Fund
 (inception 8/30/93)            (37.51%)      (2.17%)       4.45%
S&P 500 Index*                  (11.87%)      10.70%       13.60%

--------

* S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.
  Note: You cannot invest directly in an index.

                                   # # #

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified.

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER COMMUNICATIONS FUND
---------------------------

COMMON STOCKS (92.95%)

Broadcasting & Cable (6.91%)
  General Motors Corporation-Class H*                              30,000    $        463,500
  Liberty Media Corporation-Class A*                               37,500             525,000
                                                                             ----------------
                                                                                      988,500
                                                                             ----------------
Electronic Equipment & Instruments (3.42%)
  Jabil Circuit, Inc.*                                             21,500             488,480
                                                                             ----------------
Integrated Telecommunication Services (61.65%)
  AT&T Corp.                                                       50,000             907,000
  ALLTEL Corporation                                               12,500             771,625
  BellSouth Corporation                                            35,000           1,335,250
  Broadwing Inc.*                                                  55,000             522,500
  CenturyTel, Inc.                                                 25,000             820,000
  Deutsche Telekom AG(f)                                           30,000             507,000
  Qwest Communications International Inc.                          45,000             635,850
  SBC Communications Inc.                                          20,000             783,400
  Sprint Corporation                                               38,000             763,040
  Verizon Communications Inc.                                      22,260           1,056,459
  WorldCom, Inc. - WorldCom Group*                                 50,847             715,926
                                                                             ----------------
                                                                                    8,818,050
                                                                             ----------------
Movies & Entertainment (2.36%)
  AOL Time Warner Inc.*                                            10,500             337,050
                                                                             ----------------
Networking Equipment (2.41%)
  Cisco Systems, Inc.*                                             19,000             344,090
                                                                             ----------------
                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Telecommunications Equipment (4.24%)
  Andrew Corporation*                                              10,000    $        218,900
  CIENA Corporation*                                                5,000              71,550
  Motorola, Inc.                                                   21,000             315,420
                                                                             ----------------
                                                                                      605,870
                                                                             ----------------
Wireless Telecommunication Services (11.96%)
  Boston Communications Group, Inc.*                                5,000              56,750
  Nextel Communications, Inc.*                                     20,000             219,200
  Sprint Corporation (PCS Group)*                                  13,000             317,330
  Vodafone Group PLC(f)                                            32,500             834,600
  Western Wireless Corporation*                                    10,000             282,500
                                                                             ----------------
                                                                                    1,710,380
                                                                             ----------------
Total Common Stocks (Cost $14,363,090)                                             13,292,420
                                                                             ----------------
SHORT-TERM INVESTMENTS (7.20%)

  Lindner Government Money Market Fund                          1,029,407           1,029,407
                                                                             ----------------
Total Short Term Investments (Cost $1,029,407)                                      1,029,407
                                                                             ----------------
Total Investments (Cost $15,392,497)                               100.15%         14,321,827

Excess of Liabilities over Other Assets                             (0.15%)           (21,537)
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     14,300,290
                                                           ==============    ================

*  Non-income producing.
(f)Foreign Security

14                   See Notes to Financial Statements

SEMI-ANNUAL
PERFORMANCE SUMMARY

The Lindner Small-Cap Growth Fund realized a total return of -14.94% for the semi-annual period ended December 31, 2001. The Russell 2000 Index, the Fund's benchmark, had a total return of -4.09% for the same period. The Russell 2000 Growth Index had a total return of -9.27% over this six-month period.

Fund management continues its focus on selecting stocks of companies with relatively greater potential for growth of capital. Companies displaying a sustained 20% revenue growth rate over a 3-5 year time horizon remain the focus of the Fund. Additionally, companies that offer new product introductions in light of com- petitive positioning and have strong cash flow return on investment are of great interest.

In the third quarter of 2001, value stocks greatly outperformed their growth counterparts. The out performance of value over growth, combined with the strong relative performance of large-cap stocks, contributed to the relative underper- formance of small-cap growth companies. There was a reversal of this trend in the fourth quarter of 2001, as renewed market appreciation and subsequent price increases in smaller companies occurred. This fourth quarter 2001 reversal primarily benefited lower quality smaller capitalization equities.

During this semi-annual reporting period, management increased the overall portfolio weighting in technology from just under 19% at July 1, 2001, to a little over 24% at the end of December. Companies in the hardware and software industries, such as Genesis Microchip and Numerical Technologies benefited the portfolio. The capacity-driven technology companies were generally avoided because of low-growth profiles. Additionally, manage-ment continues to find opportunities in the healthcare and retail industries in companies such as Accredo Health and Alloy Inc.

                                                   (continued on next page)

LINDNER SMALL-CAP GROWTH FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the Russell 2000 Index, the Russell 2000 Growth Index and the Lindner Small-Cap Growth Fund from January 24, 1994 to December 31, 2001.

                       [Small-Cap Growth Fund graph]


             Small-Cap Growth    Russell 2000    Russell 2000 Growth
 1/24/94         10,000             10,000            10,000
 6/30/94          9,580              9,193             8,890
 6/30/95         10,953             11,042            11,190
 6/30/96         13,768             13,680            14,154
 6/30/97         17,204             15,914            14,805
 6/30/98         19,826             18,541            16,758
 6/30/99         19,848             18,819            18,148
 6/30/00         23,075             21,514            23,301
 6/30/01         21,557             21,637            17,862
12/31/01         18,336             20,752            16,208


          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                     AVERAGE ANNUAL TOTAL RETURN
                       AS OF DECEMBER 31, 2001
                                   1 YEAR      5 YEAR     INCEPTION
                                   ------      ------     ---------
Lindner Small-Cap Growth Fund
 (inception 1/24/94)              (15.59%)      4.00%       7.94%
Russell 2000 Index*                 2.49%       7.52%       9.47%
Russell 2000 Growth Index**        (9.23%)      2.87%       6.09%

--------

* The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Note: You cannot invest directly in an index.

** The Russell 2000 Growth Index measures the performance of those
   Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Effective in July 2001, the investment strategy of this Fund changed to emphasize investing in growth stocks. Due to this change, the Russell 2000 Growth Index is now shown because the Adviser believes that it is a more appropriate broad-based securities index to use for comparing this Fund's performance. Note: You cannot invest directly in an index.


Slowing economic growth curtailed demand and subsequent growth in the energy sector. The portfolio weighting in energy was decreased to slightly below 3% at year-end from almost 8% at July 1, 2001. In particular, the portfolio holdings in Grey Wolf, Inc., a land drilling company, and Unit Corp., a natural gas drilling and production company, were sold.

Looking ahead, economic growth is expected to resume by the end of the first quarter of 2002. Historically, small-cap growth companies, particularly those in cyclical industries, such as technology and retail, have benefited when the economy moves from a no growth to a growth environment.

/s/ Roger H. Stamper                     /s/ Stephen J. Wisneski

Roger H. Stamper, CFA                    Stephen J. Wisneski, CFA
Portfolio Manager                        Portfolio Manager
CastleArk Management, L.L.C.             CastleArk Management, L.L.C.

                                   # # #

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER SMALL-CAP GROWTH FUND
-----------------------------

COMMON STOCKS (98.96%)

Banks (Major Regional) (1.09%)
  Sterling Bancshares, Inc.                                        12,700    $        159,004
                                                                             ----------------
Biotechnology (3.40%)
  Exelixis, Inc.*                                                   8,000             132,960
  NPS Pharmaceuticals, Inc.*                                        5,300             202,990
  Scios Inc.*                                                       6,800             161,636
                                                                             ----------------
                                                                                      497,586
                                                                             ----------------
Communications Equipment (0.88%)
  WebEx Communications, Inc.*                                       5,200             129,220
                                                                             ----------------
Computers (Networking) (1.61%)
  SonicWALL, Inc.*                                                 12,100             235,224
                                                                             ----------------
Computers (Software & Services) (9.71%)
  Activision, Inc.*                                                11,400             296,514
  Alliance Data Systems Corporation*                                6,500             124,475
  Cerner Corporation*                                               3,800             189,734
  Digital Insight Corporation*                                      6,400             143,104
  NetIQ Corporation*                                                6,000             211,560
  Simplex Solutions, Inc.*                                          9,300             153,915
  Websense, Inc.*                                                   9,400             301,458
                                                                             ----------------
                                                                                    1,420,760
                                                                             ----------------
Distributors (Food & Health) (2.67%)
  Performance Food Group Company*                                  11,100             390,387
                                                                             ----------------
Electronics (Instrumentation) (2.52%)
  Itron, Inc.*                                                      5,500             166,650
  Pemstar Inc.*                                                    16,800             201,600
                                                                             ----------------
                                                                                      368,250
                                                                             ----------------
Electronics (Semiconductors) (12.14%)
  Genesis Microchip Incorporated*,(f)                               2,600             171,912
  Integrated Circuit Systems, Inc.*                                14,800             334,332
  Microsemi Corporation*                                            5,700             169,290
  Monolithic System Technology, Inc.*                              10,200             210,120
  Numerical Technologies, Inc.*                                     6,600             232,320
  Oak Technology, Inc.*                                            20,100             276,375
  Power Integrations, Inc.*                                        10,300             235,252
  Zoran Corporation*                                                4,500             146,880
                                                                             ----------------
                                                                                    1,776,481
                                                                             ----------------
Financial Diversified (1.39%)
  Financial Federal Corporation*                                    6,500             203,125
                                                                             ----------------
Gaming, Lottery & Parimutuel (3.05%)
  Argosy Gaming Company*                                            4,300             139,836
  Penn National Gaming, Inc.*                                      10,100             306,434
                                                                             ----------------
                                                                                      446,270
                                                                             ----------------
Health Care (Drugs - Major Pharmaceuticals) (4.45%)
  Endo Pharmaceuticals Holdings Inc.*                               9,500             110,865
  First Horizon Pharmaceutical Corporation*                        10,550             310,065
  Pharmaceutical Resources, Inc.*                                   6,800             229,840
                                                                             ----------------
                                                                                      650,770
                                                                             ----------------
Health Care (Hospital Management) (1.97%)
  Pediatrix Medical Group, Inc.*                                    8,500             288,320
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Health Care (Managed Care) (0.85%)
  AMERIGROUP Corporation*                                           5,700    $        124,260
                                                                             ----------------
Health Care (Medical Products & Supply) (4.45%)
  American Medical Systems Holdings, Inc.*                         12,400             256,556
  Integra LifeSciences Holdings*                                    9,300             244,962
  Kensey Nash Corporation*                                          8,300             149,400
                                                                             ----------------
                                                                                      650,918
                                                                             ----------------
Health Care (Specialized Services) (8.09%)
  Accredo Health, Incorporated*                                     6,500             258,050
  American Healthways, Inc.*                                        9,000             287,460
  D & K Healthcare Resources, Inc.                                  5,100             290,445
  Priority Healthcare Corporation*                                  9,900             348,381
                                                                             ----------------
                                                                                    1,184,336
                                                                             ----------------
Insurance (Multi-Line) (2.09%)
  HCC Insurance Holdings, Inc.                                     11,100             305,805
                                                                             ----------------
Leisure Time (Products) (2.84%)
  Monaco Coach Corporation*                                        10,500             229,635
  SCP Pool Corporation*                                             6,800             186,660
                                                                             ----------------
                                                                                      416,295
                                                                             ----------------
Oil & Gas (Drilling & Equipment) (1.16%)
  Oceaneering International, Inc.*                                  7,700             170,324
                                                                             ----------------
Oil & Gas (Exploration & Production) (1.78%)
  Encore Acquisition Company*                                       9,700             129,107
  Spinnaker Exploration Company*                                    3,200             131,712
                                                                             ----------------
                                                                                      260,819
                                                                             ----------------
Restaurants (3.49%)
  P.F. Chang's China Bistro, Inc.*                                  5,200             245,960
  Panera Bread Company*                                             5,100             265,404
                                                                             ----------------
                                                                                      511,364
                                                                             ----------------
Retail (Specialty) (13.42%)
  Alloy, Inc.*                                                     15,500             333,715
  Christopher & Banks Corporation*                                  5,450             186,662
  Circuit City Stores, Inc.-CarMax Group*                          11,000             250,140
  Electronics Boutique Holdings Corp.*                              6,300             251,622
  Fred's Inc.                                                      11,100             454,656
  Hot Topic, Inc.*                                                  5,200             163,228
  Regis Corporation                                                12,600             324,828
                                                                             ----------------
                                                                                    1,964,851
                                                                             ----------------
Services (Commercial & Consumer) (7.34%)
  Copart, Inc.*                                                    12,000             436,440
  Iron Mountain Incorporated*                                       4,800             210,240
  Pre-Paid Legal Services, Inc.*                                   10,500             229,950
  Sylvan Learning Systems, Inc.*                                    9,000             198,630
                                                                             ----------------
                                                                                    1,075,260
                                                                             ----------------
Telecommunications (Cellular/Wireless) (1.88%)
  Metro One Telecommunications, Inc.*                               4,700             142,175
  UbiquiTel Inc.*                                                  18,000             134,100
                                                                             ----------------
                                                                                      276,275
                                                                             ----------------

                     See Notes to Financial Statements                   17


---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER SMALL-CAP GROWTH FUND
-----------------------------

Textiles (Home Furnishings) (2.86%)
  Dal-Tile International Inc.*                                      9,800    $        227,850
  Mohawk Industries, Inc.*                                          3,500             192,080
                                                                             ----------------
                                                                                      419,930
                                                                             ----------------
Waste Management (3.83%)
  Stericycle, Inc.*                                                 9,200             560,096
                                                                             ----------------
Total Common Stocks (Cost $11,916,363)                                             14,485,930
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SHORT-TERM INVESTMENTS (3.01%)

  Lindner Government Money Market Fund                            441,803    $        441,803
Total Short-Term Investments (Cost $441,803)                                          441,803
                                                                             ----------------
Total Investments (Cost $12,358,166)                               101.97%         14,927,733

Excess of Liabilities over Other Assets                             (1.97%)          (289,051)
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     14,638,682
                                                           ==============    ================

*  Non-income producing.
(f)Foreign security.

18                   See Notes to Financial Statements

SEMI-ANNUAL
PERFORMANCE SUMMARY

Lindner's executive team retained Standish Mellon Asset Management Company, L.L.C. as the new sub-adviser responsible for the Lindner Market Neutral Fund effective November 30, 2001. This decision was made after an extensive search and meticulous due diligence. Since 1992, Standish Mellon has been managing market neutral funds. Standish Mellon has been in the investment management industry since 1933, and currently manages over $350 million in assets with a market neutral emphasis.

The Lindner Market Neutral Fund continues to seek long-term capital appreciation in both bull and bear markets by investing in common stocks and ADRs (securities of foreign companies traded on U.S. markets). The Fund's performance objective is to achieve a total return in excess of the total returns on the 3-month Treasury Bill. By taking both long and short positions in different securities with similar char- acteristics, the Fund attempts to cancel out the effect of general stock market movements on the Fund's performance.

To produce returns that are independent of market direction, the Fund's management team identifies and minimizes sources of uncompensated risk through a rigorous stock selection process. Management focuses on buying, at a discount, those shares of companies with accelerating earnings. Additionally, management focuses on shorting (selling) positions, at a premium, those shares of companies with decelerating earnings.

The portfolio management team has repositioned the portfolio's holdings to reflect this investment strategy. The Fund's total return for the six months ended December 31, 2001, was -5.66%. The Fund's benchmark, 90 T-Bill Index's total return was 1.27% for the same period.

The economy has begun to show some signs of recovery after about a year of retrenchment. This was clearly exacerbated by the events of September 11 and there remain important obstacles to recovery that may either extend the downturn or mute the rebound. The Market Neutral portfolio is designed to provide attractive absolute returns in either environment, provided that investors in the marketplace prefer companies with accelerating earnings to those with deteriorating earnings.

LINDNER MARKET NEUTRAL FUND

PERFORMANCE GRAPH
----------------------------------------------

Comparison of change in value of $10,000 invested in the 90 Day T-Bill Index and the Lindner Market Neutral Fund from February 11, 1994
(inception) to December 31, 2001.

                        [Market Neutral Fund graph]


              Market Neutral    90 day T-Bill
 2/11/94         10,000            10,000
 6/30/94         10,243            10,156
 6/30/95         10,253            10,704
 6/30/96         12,657            11,267
 6/30/97         10,324            11,849
 6/30/98          9,283            12,460
 6/30/99          9,682            13,031
 6/30/00         11,546            13,729
 6/30/01         11,844            14,452
12/31/01         11,174            14,635

          PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE SO THAT AN INVESTOR'S
 SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                    AVERAGE ANNUAL TOTAL RETURN
                      AS OF DECEMBER 31, 2001
                                1 YEAR       5 YEAR     INCEPTION
                                ------       ------     ---------
Lindner Market Neutral Fund     (7.64%)     (1.87%)       1.42%
90 Day T-Bill Index*             3.43%       4.84%        4.93%

--------

* The 90 day Treasury Bills contract trades on the International Monetary Market (IMM) of the Chicago Mercantile Exchange (CME) with a face value of $1,000,000.

/s/ Steven L. Gold                       /s/ Phillip Leonardi

Steven Gold, CFA                         Phillip Leonardi, CFA
Portfolio Manager                        Portfolio Manager
Standish Mellon Asset                    Standish Mellon Asset
Management, L.L.C.                       Management, L.L.C.


                                   # # #

Investment in the Lindner Market Neutral Fund is different than an investment in a 3-month Treasury Bill. U.S. Treasury Bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return.

Although a fund's potential gain is limited to the amount of which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short.

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

COMMON STOCKS (93.72%)

Advertising (1.29%)
  Omnicom Group Inc.                                                1,500    $        134,025
                                                                             ----------------
Aerospace (2.50%)
  General Dynamics Corporation                                      1,850             147,334
  Lockheed Martin Corporation                                       1,100              51,337
  Rockwell Collins, Inc.                                            3,150              61,425
                                                                             ----------------
                                                                                      260,096
                                                                             ----------------
Alcoholic Beverages (1.94%)
  Constellation Brands, Inc.*                                       2,400             102,840
  Adolph Coors Company                                              1,850              98,790
                                                                             ----------------
                                                                                      201,630
                                                                             ----------------
Auto Aftermarket (0.42%)
  Genuine Parts Company                                             1,200              44,040
                                                                             ----------------
Auto Parts: OEM (1.99%)
  Johnson Controls, Inc.                                            1,100              88,825
  Teleflex, Incorporated                                            2,500             118,275
                                                                             ----------------
                                                                                      207,100
                                                                             ----------------
Automobiles (0.33%)
  American Axle & Manufacturing Holdings, Inc.*                     1,600              34,208
                                                                             ----------------
Biotechnology (1.32%)
  Invitrogen Corporation*                                           1,200              74,316
  Sepracor Inc.*                                                    1,100              62,766
                                                                             ----------------
                                                                                      137,082
                                                                             ----------------
Brokers (0.80%)
  Merrill Lynch & Co., Inc.                                         1,600              83,392
                                                                             ----------------
Building Materials (0.60%)
  Granite Construction Incorporated                                 2,600              62,608
                                                                             ----------------
Business Services (1.21%)
  Fair, Isaac and Company, Incorporated                               850              53,567
  Mettler-Toledo International Inc.*,(f)                            1,400              72,590
                                                                             ----------------
                                                                                      126,157
                                                                             ----------------
Consumer Durables (3.78%)
  American Standard Companies Inc.*                                 2,900             197,867
  Mohawk Industries, Inc.*                                          1,700              93,296
  Polaris Industries Inc.                                           1,750             101,063
                                                                             ----------------
                                                                                      392,226
                                                                             ----------------
Consumer Finance (5.22%)
  AMBAC Financial Group, Inc.                                       1,350              78,111
  Citigroup Inc.                                                    1,200              60,576
  Fannie Mae                                                          850              67,575
  Freddie Mac                                                       1,500              98,100
  MBNA Corporation                                                  3,100             109,120
  Metris Companies Inc.                                             3,150              80,987
  Radian Group Inc.                                                 1,100              47,245
                                                                             ----------------
                                                                                      541,714
                                                                             ----------------
Department Stores (2.84%)
  Federated Department Stores, Inc.*                                3,350             137,015
  The May Department Stores Company                                 1,500              55,470


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------


Department Stores (continued)
  Sears, Roebuck and Co.                                            2,150    $        102,426
                                                                             ----------------
                                                                                      294,911
                                                                             ----------------
Discount Chains (1.62%)
  BJ's Wholesale Club, Inc.*                                        1,200              52,920
  Foot Locker, Inc.*                                                7,350             115,028
                                                                             ----------------
                                                                                      167,948
                                                                             ----------------
Diversified REITS (1.05%)
  Liberty Property Trust                                            3,650             108,952
                                                                             ----------------
Drugs (4.70%)
  Abbott Laboratories                                               1,400              78,050
  Allergan, Inc.                                                    1,400             105,070
  Merck & Co., Inc.                                                 1,100              64,680
  Mylan Laboratories Inc.                                           1,500              56,250
  Pfizer Inc.                                                       2,900             115,565
  Pharmacia Corporation                                             1,600              68,240
                                                                             ----------------
                                                                                      487,855
                                                                             ----------------
EDP Services (2.03%)
  Concord EFS, Inc.*                                                2,350              77,033
  First Data Corporation                                            1,700             133,365
                                                                             ----------------
                                                                                      210,398
                                                                             ----------------
Electrical Appliances (0.99%)
  Whirlpool Corporation                                             1,400             102,662
                                                                             ----------------
Electrical Products (1.90%)
  Tyco International Ltd.(f)                                        3,350             197,315
                                                                             ----------------
Engineering & Consulting (0.64%)
  Jacobs Engineering Group Inc.*                                    1,000              66,000
                                                                             ----------------
Environmental Products & Services (0.62%)
  Republic Services, Inc.*                                          3,250              64,902
                                                                             ----------------
Food & Drug Chains (1.66%)
  CVS Corporation                                                   2,800              82,880
  Safeway Inc.*                                                     2,150              89,763
                                                                             ----------------
                                                                                      172,643
                                                                             ----------------
Food & Drug Distribution (0.52%)
  SYSCO Corporation                                                 2,050              53,751
                                                                             ----------------
Health Care (2.33%)
  First Health Group Corp.*                                         3,000              74,220
  Laboratory Corporation of America Holdings*                       1,200              97,020
  Respironics, Inc.*                                                2,050              71,012
                                                                             ----------------
                                                                                      242,252
                                                                             ----------------
Health Care Services (0.90%)
  Pharmaceutical Product Development, Inc.*                           900              29,079
  Wellpoint Health Networks Inc.*                                     550              64,267
                                                                             ----------------
                                                                                       93,346
                                                                             ----------------
HMO's/ Health Insurance (0.66%)
  Health Management Associates, Inc.*                               3,750              69,000
                                                                             ----------------
Homebuilding (1.62%)
  KB HOME                                                           2,250              90,225
  Pulte Homes, Inc.                                                 1,750              78,173
                                                                             ----------------
                                                                                      168,398
                                                                             ----------------

20                   See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

Hospital Supplies (1.52%)
  AmerisourceBergen Corporation                                     1,600    $        101,680
  Baxter International Inc.                                         1,050              56,311
                                                                             ----------------
                                                                                      157,991
                                                                             ----------------
Hotel REITS (0.51%)
  Innkeepers USA Trust                                              5,400              52,920
                                                                             ----------------
Hotels & Casinos (3.38%)
  Argosy Gaming Company*                                            2,150              69,918
  ITT Industries, Inc.                                              1,950              98,475
  International Game Technology*                                    1,300              88,790
  Starwood Hotels & Resorts Worldwide, Inc.                         3,150              94,028
                                                                             ----------------
                                                                                      351,211
                                                                             ----------------
Household Goods (0.87%)
  Church & Dwight Co., Inc.                                         1,700              45,271
  Kimberly-Clark Corporation                                          750              44,850
                                                                             ----------------
                                                                                       90,121
                                                                             ----------------
Housing REITS (0.42%)
  United Dominion Realty Trust, Inc.                                3,000              43,200
                                                                             ----------------
Independent Exploration (0.00%)
  Uranium Resources, Inc. - Rule 144A*,(a),(r)
    (Acquired 06/25/97, Cost $1,150,015)                          383,341                   0
                                                                             ----------------
Industrial Conglomerates (1.74%)
  United Technologies Corporation                                   2,800             180,964
                                                                             ----------------
Industrial REITS (0.69%)
  Prentiss Properties Trust                                         2,600              71,370
                                                                             ----------------
Industrial Transportation (0.51%)
  Canadian National Railway Company(f)                              1,100              53,108
                                                                             ----------------
Infrastructure Software (0.48%)
  Microsoft Corporation*                                              750              49,687
                                                                             ----------------
Investment Management (0.94%)
  The Goldman Sachs Group, Inc.                                     1,050              97,388
                                                                             ----------------
Life Insurance (2.23%)
  Gallagher, Arthur J. & Co.                                        1,400              48,286
  Prudential Financial, Inc.*                                       2,500              82,975
  UnumProvident Corporation                                         3,800             100,738
                                                                             ----------------
                                                                                      231,999
                                                                             ----------------
Machinery (0.99%)
  Ingersoll-Rand Company                                            2,450             102,434
                                                                             ----------------
Medical Devices (Mature) (1.32%)
  Beckman Coulter, Inc.                                             1,850              81,955
  DENTSPLY International Inc.                                       1,100              55,220
                                                                             ----------------
                                                                                      137,175
                                                                             ----------------
Military Electronics (1.11%)
  Alliant Techsystems Inc.*                                         1,500             115,800
                                                                             ----------------
Money Center Banks (0.94%)
  JP Morgan Chase & Co.                                             2,700              98,145
                                                                             ----------------
Newspapers (0.46%)
  The New York Times Company                                        1,100              47,575
                                                                             ----------------


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

Office REITS (1.03%)
  Boston Properties, Inc.                                           1,200    $         45,600
  Parkway Properties, Inc.                                          1,850              61,420
                                                                             ----------------
                                                                                      107,020
                                                                             ----------------
Packaged Foods & Products (3.20%)
  ConAgra Foods, Inc.                                               4,300             102,211
  Dean Foods Company*                                               1,750             119,350
  McCormick & Company, Incorporated                                 1,500              62,955
  Sara Lee Corporation                                              2,150              47,795
                                                                             ----------------
                                                                                      332,311
                                                                             ----------------
Personal Care (2.11%)
  Avon Products, Inc.                                               1,300              60,450
  The Gillette Company                                              2,150              71,810
  The Procter & Gamble Company                                      1,100              87,043
                                                                             ----------------
                                                                                      219,303
                                                                             ----------------
Phone Services (0.86%)
  Career Education Corporation*                                     2,600              89,128
                                                                             ----------------
Printing & Publishing (0.86%)
  Valassis Communications, Inc.*                                    2,500              89,050
                                                                             ----------------
Property & Casualty/Mult (3.79%)
  ACE Limited(f)                                                    1,850              74,277
  American International Group, Inc.                                  550              43,670
  Everest Re Group Ltd.(f)                                          1,100              77,770
  HCC Insurance Holdings, Inc.                                      2,350              64,742
  Old Republic International Corporation                            2,900              81,229
  RenaissanceRe Holdings Ltd.(f)                                      550              52,470
                                                                             ----------------
                                                                                      394,158
                                                                             ----------------
Regional Banks (4.62%)
  Charter One Financial, Inc.                                       2,350              63,803
  Comerica Incorporated                                               950              54,435
  FleetBoston Financial Corporation                                 2,550              93,075
  PNC Financial Services Group                                      1,750              98,350
  Silicon Valley Bancshares*                                        1,950              52,124
  The Bank of New York Company, Inc.                                2,900             118,320
                                                                             ----------------
                                                                                      480,107
                                                                             ----------------
REITS (0.62%)
  PS Business Parks, Inc.                                           2,050              64,575
                                                                             ----------------
Restaurants (2.06%)
  Darden Restaurants, Inc.                                          2,500              88,500
  Sonic Corp.*                                                      1,300              46,800
  Wendy's International, Inc.                                       2,700              78,759
                                                                             ----------------
                                                                                      214,059
                                                                             ----------------
Retail Merchandise (2.67%)
  Genesco Inc.*                                                     2,350              48,786
  Hand Technologies, Inc. - Rule 144A*,(r) (Acquired
    4/25/97, Cost $330,000)                                       528,000                   0
  Liz Claiborne, Inc.                                               1,200              59,700
  Polo Ralph Lauren Corporation*                                    2,800              74,928
  Tommy Hilfiger Corporation*,(f)                                   6,800              93,500
                                                                             ----------------
                                                                                      276,914
                                                                             ----------------

                     See Notes to Financial Statements                   21



---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

Retail REITS (2.92%)
  CBL & Associates Properties, Inc.                                 2,500    $         78,750
  General Growth Properties, Inc.                                   2,700             104,760
  Glimcher Realty Trust                                             6,350             119,571
                                                                             ----------------
                                                                                      303,081
                                                                             ----------------
Savings & Loans (1.12%)
  Greenpoint Financial Corp.                                        1,100              39,325
  New York Community Bancorp, Inc.                                  3,350              76,614
                                                                             ----------------
                                                                                      115,939
                                                                             ----------------
Semiconductors (0.40%)
  Altera Corporation*                                               1,950              41,379
                                                                             ----------------
Soft Drinks (0.94%)
  Pepsico, Inc.                                                     2,000              97,380
                                                                             ----------------
Specialty Care (1.55%)
  Manor Care, Inc.*                                                 2,000              47,420
  Renal Care Group, Inc.*                                           3,550             113,955
                                                                             ----------------
                                                                                      161,375
                                                                             ----------------
Specialty Retail (0.72%)
  The Talbots, Inc.                                                 2,050              74,312
                                                                             ----------------
Tobacco (0.66%)
  Philip Morris Companies Inc.                                      1,500              68,775
                                                                             ----------------
Total Common Stocks (Cost $10,921,841)                                              9,734,565
                                                                             ----------------
SHORT-TERM INVESTMENTS (3.03%)

  Lindner Government Money Market Fund                            315,121             315,121
                                                                             ----------------
Total Short-Term Investments (Cost $315,121)                                          315,121
                                                                             ----------------

Total Investments (Cost $11,236,962)                                96.75%         10,049,686

Cash Deposits with Broker for Securities Sold Short                  5.90%            612,758

Receivable from Brokers for Securities Sold Short                   91.60%          9,514,640

Securities Sold Short                                              (94.80%)        (9,846,713)

Excess of Other Assets over Liabilities                              0.55%             56,505
                                                           --------------    ----------------
Net Assets                                                         100.00%   $     10,386,876
                                                           ==============    ================

SCHEDULE OF SECURITIES SOLD SHORT

  Aetna Inc.                                                      (4,100)           (135,259)
  AG Edwards, Inc.                                                (1,600)            (70,672)
  Alpharma Inc.                                                   (2,400)            (63,480)
  American Greetings Corporation                                  (2,250)            (31,005)
  Anheuser-Busch Companies, Inc.                                  (1,400)            (63,294)
  Ann Taylor Stores Corporation                                   (2,150)            (75,250)
  Applied Biosystems Group - Applera Corporation                  (2,600)           (102,102)
  Autozone, Inc.                                                    (550)            (39,490)
  Avery Dennison Corporation                                        (850)            (48,051)
  BB&T Corporation                                                (1,600)            (57,776)



                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)

  Becton, Dickinson and Company                                   (4,300)    $      (142,545)
  Bed Bath & Beyond Inc.                                          (3,550)           (120,345)
  Belo Corp.                                                      (3,150)            (59,062)
  Big Lots, Inc.                                                  (7,400)            (76,960)
  Boston Scientific Corporation                                   (2,900)            (69,948)
  BRE Properties, Inc.                                            (3,250)           (100,620)
  Bristol-Myers Squibb Company                                      (650)            (33,150)
  Brunswick Corporation                                           (2,050)            (44,608)
  Campbell Soup Company                                           (4,400)           (131,428)
  Capital One Financial Corporation                               (1,350)            (72,833)
  Cerner Corporation                                                (750)            (37,447)
  Chateau Communities, Inc.                                       (2,600)            (77,740)
  Cincinnati Financial Corporation                                (1,850)            (70,578)
  Claires Stores, Inc.                                            (2,700)            (40,770)
  CNA Financial Corporation                                       (2,700)            (78,759)
  Colgate-Palmolive Company                                       (1,850)           (106,837)
  Columbia Sportswear Company                                     (1,600)            (53,280)
  Commercial Net Lease Realty                                     (3,350)            (43,550)
  Costco Wholesale Corporation                                    (1,500)            (66,570)
  Cousins Properties, Inc.                                        (2,600)            (63,336)
  Cummins Inc.                                                    (2,700)           (104,058)
  Dana Corporation                                                (5,900)            (81,892)
  Deere & Company                                                 (2,900)           (126,614)
  Dollar Tree Stores, Inc.                                        (2,050)            (63,366)
  Dover Corporation                                               (2,500)            (92,675)
  Dreyer's Grand Ice Cream, Inc.                                  (2,950)           (113,605)
  Eaton Corporation                                               (1,200)            (89,292)
  Electronic Arts Inc.                                            (1,300)            (77,935)
  Eli Lilly and Company                                           (1,400)           (109,956)
  Emerson Electric Co.                                            (2,400)           (137,040)
  Family Dollar Stores, Inc.                                      (4,600)           (137,908)
  FedEx Corp.                                                     (2,150)           (111,542)
  Fifth Third Bancorp                                             (1,200)            (73,596)
  First Tennessee National Corporation                            (1,850)            (67,081)
  Franklin Resources, Inc.                                        (2,900)           (102,283)
  General Electric Company                                        (1,950)            (78,156)
  Genzyme Corporation                                             (1,450)            (86,797)
  Goodrich Corporation                                            (2,150)            (57,233)
  Guidant Corporation                                             (1,000)            (49,800)
  Hain Celestial Group, Inc.                                      (1,750)            (48,055)
  Healthcare Realty Trust, Inc.                                   (1,400)            (39,200)
  Herman Miller, Inc.                                             (3,450)            (81,627)
  Hilton Hotels Corporation                                       (3,650)            (39,858)
  HON INDUSTRIES Inc.                                             (3,050)            (84,333)
  Hormel Foods Corporation                                        (3,150)            (84,640)
  IDEXX Laboratories, Inc.                                        (1,850)            (52,744)
  Illinois Tool Works Inc.                                        (1,750)           (118,510)
  Intel Corporation                                               (1,200)            (47,175)
  Intercontinental Telecom- WT                                   (13,000)               (130)
  Interpublic Group of Companies, Inc.                            (2,150)            (63,511)
  Invacare Corporation                                            (1,200)            (40,452)
  JDN Realty Corporation                                          (2,900)            (35,757)
  Johnson & Johnson                                               (1,950)           (115,245)
  Kellogg Company                                                 (4,200)           (126,420)
  Kohl's Corporation                                                (800)            (56,352)
  La-Z-Boy Incorporated                                           (3,350)            (73,097)
  Leggett & Platt, Incorporated                                   (2,800)            (64,400)
  M&T Bank Corporation                                              (850)            (61,922)

22                   See Notes to Financial Statements


---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)


                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

LINDNER MARKET NEUTRAL FUND
---------------------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)

  Manufactured Home Communities, Inc.                             (3,150)    $       (98,312)
  Markel Corporation                                                (450)            (80,843)
  Marriott International, Inc.                                    (2,400)            (97,560)
  Masco Corporation                                               (2,150)            (52,675)
  Maytag Corporation                                              (3,250)           (100,847)
  McKesson Corporation                                            (2,400)            (89,760)
  Meredith Corporation                                            (3,450)           (122,993)
  Millipore Corporation                                           (1,600)            (97,120)
  National City Corporation                                       (2,700)            (78,948)
  Navistar International Corporation                              (2,250)            (88,875)
  Neuberger Berman Inc.                                           (2,150)            (94,385)
  Newell Rubbermaid Inc.                                          (2,150)            (59,276)
  Northern Trust Corporation                                      (1,000)            (60,220)
  Northrop Grumman Corporation                                      (550)            (55,445)
  O'Reilly Automotive, Inc.                                         (850)            (30,999)
  Pall Corporation                                                (2,150)            (51,729)
  Pan Pacific Retail Properties, Inc.                             (1,100)            (31,592)
  Pittston Brink's Group                                          (1,500)            (33,150)
  Post Properties, Inc.                                           (1,300)            (46,163)
  Precision Castparts Corp.                                       (1,600)            (45,200)
  Priority Healthcare Corporation                                 (2,500)            (87,975)
  ProLogis Trust                                                  (2,250)            (48,397)
  Pulitzer Inc.                                                   (1,100)            (56,100)
  Realty Income Corporation                                       (1,100)            (32,340)
  Regions Financial Corporation                                   (4,400)           (131,736)
  Robert Half International Inc.                                  (3,450)            (92,115)
  Rockwell International Corporation                              (3,150)            (56,259)
  SAFECO Corporation                                              (2,900)            (90,335)
  Sun Communities, Inc.                                           (2,350)            (87,538)
  Superior Industries International, Inc.                           (850)            (34,213)
  Syncor International Corporation                                (3,250)            (93,080)
  Taubman Centers, Inc.                                           (2,700)            (40,095)
  Techne Corporation                                              (2,600)            (95,810)
  The Charles Schwab Corporation                                  (2,500)            (38,675)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
  The Cheesecake Factory                                          (1,200)    $       (41,724)
  The Chubb Corporation                                           (1,300)            (89,700)
  The Clorox Company                                              (2,700)           (106,785)
  The Coca-Cola Company                                           (2,150)           (101,373)
  The Estee Lauder Companies Inc.                                 (2,050)            (65,723)
  The Goodyear Tire & Rubber Company                              (3,800)            (90,478)
  The Mcclatchy Company                                           (1,000)            (47,000)
  The Mony Group Inc.                                             (3,050)           (105,438)
  The Progressive Corporation                                       (550)            (82,115)
  The Timken Company                                              (3,650)            (59,057)
  Thomas & Betts Corporation                                      (3,250)            (68,737)
  Tiffany & Co.                                                   (4,300)           (135,321)
  TMP Worldwide Inc.                                              (1,100)            (47,190)
  Toll Brothers, Inc.                                               (850)            (37,315)
  Tribune Company                                                 (1,700)            (63,631)
  Union Planters Corporation                                      (3,150)           (142,159)
  USA Education Inc.                                              (1,600)           (134,432)
  USFreightways Corporation                                       (1,400)            (43,960)
  Valley National Bancorp                                         (3,550)           (116,972)
  Waddell & Reed Financial, Inc.                                  (3,250)           (104,650)
  Walgreen Co.                                                    (3,000)           (100,980)
  Wal-Mart Stores, Inc.                                           (1,300)            (74,815)
  Whole Foods Market, Inc.                                        (1,400)            (60,984)
  Williams-Sonoma, Inc.                                           (1,600)            (68,640)
  Wilmington Trust Corporation                                    (2,800)           (177,268)
  Wm. Wrigley Jr. Company                                         (1,200)            (61,644)
  Xilinx, Inc.                                                    (1,200)            (46,860)
                                                                             ----------------
                                                                             $    (9,846,713)
                                                                             ================


*  Non-income producing.
(a)Denotes security is affiliated. (See Note 5.)
(f)Foreign security.
(r)Denotes security is restricted as to resale.

                     See Notes to Financial Statements                   23

SEMI-ANNUAL PERFORMANCE SUMMARY

LINDNER GOVERNMENT MONEY MARKET FUND

Interest rates continued their rapid decline during the Fund's semi-annual period ended December 31, 2001. During the six-months, the target Fed Funds rate went from 3.75% at the beginning of July to 1.75% at the end of December as the Federal Reserve vigorously attempted to stimulate economic activity. Correspondingly, government money market yields fell over this same time period. The seven-day current net yield for the Lindner Government Money Market Fund at July 1, 2001, was 3.20% and at December 31, 2001, 1.76%.

To provide a better balance of enhanced yield and liquidity for the Fund, management continued to build the Fund's allocation to floating rate securities and to spread the term securities more evenly across the entire yield curve. Intermediate term securities in the 6 to 9 month maturity range were generally avoided due to their comparatively unattractive yields. The average weighted maturity of the portfolio was 55 days at December 31, 2001, as compared to 44 days at the beginning of the semi-annual period. In all interest rate environments, the Fund is managed for current income consistent with preservation of capital and liquidity.

Looking ahead, we expect economic growth to resume in 2002. Overall, we anticipate a slow recovery beginning to take hold in the first quarter. Relative to 2001, we believe interest rates have stabilized with the Federal Reserve in the late stages of its easing cycle. We believe the Fed will be slow to tighten policy in 2002, if they tighten at all.

The Lindner Government Money Market Fund will continue to invest only in U.S. dollar-denominated securities that are issued and guaranteed by the United States Government or issued and guaranteed by Agencies of the United States Government, which carry an implied guarantee from the United States Government. Investments of this type provide a very low credit risk and a very high level of liquidity.


/s/ Joseph M. Ulrey III

Joseph M. Ulrey, III
Portfolio Manager &
Senior Managing Director
U.S. Bancorp Asset Management, Inc.


                                   # # #

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is not predictive of future performance. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------
                                      LINDNER INVESTMENTS
---------------------------------------------------------------------------------------------

                          SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
                                          (UNAUDITED)

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------
LINDNER GOVERNMENT MONEY MARKET FUND
------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES (57.81%)

FFCB
  FFCB Float Rate, 1/25/2002                               $    5,000,000    $      4,998,890
  FFCB, 5.250%, 5/01/2002                                         120,000             120,384
  FFCB, 6.875%, 5/01/2002                                         185,000             186,614
  FFCB, 6.570%, 6/10/2002                                         590,000             596,327
  FFCB, 6.750%, 9/03/2002                                         140,000             143,864

FHLB
  FHLB Float Rate, 2/21/2002                                    2,000,000           1,998,571
  FHLB, 5.250%, 4/25/2002                                         160,000             160,292
  FHLB, 5.425%, 4/26/2002                                         170,000             170,609
  FHLB, 6.750%, 5/01/2002                                         175,000             176,411
  FHLB, 7.250%, 5/15/2002                                         250,000             252,902
  FHLB, 6.250%, 5/29/2002                                         200,000             201,561
  FHLB, 6.160%, 6/28/2002                                         450,000             452,466
  FHLB, 6.875%, 7/18/2002                                         250,000             255,881
  FHLB, 6.000%, 8/15/2002                                         200,000             202,984
  FHLB, 3.500%, 9/04/2002                                       1,000,000           1,005,264
  FHLB, 6.390%, 11/04/2002                                        500,000             516,218
  FHLB, 6.030%, 11/06/2002                                        200,000             206,288
  FHLB, 5.915%, 12/19/2002                                        425,000             439,761
  FHLB, 5.530%, 1/15/2003                                         265,000             273,512
  FHLBDN, 9/20/2002                                               250,000             245,633

FHLMC
  FHLMC, 5.500%, 5/15/2002                                        250,000             251,331
  FHLMC, 2.501%, 5/15/2002                                        100,000              99,084
  FHLMC, 3.830%, 6/26/2002                                        650,000             650,528
  FHLMC, 2.300%, 11/15/2002                                       258,000             252,876
  FHLMCDN, 1/09/2002                                            1,000,000             999,600

FNMA
  FNMA Float Rate, 1/02/2002                                    5,000,000           4,998,642
  FNMA, 5.375%, 3/15/2002                                       1,112,000           1,111,167
  FNMADN, 3/22/2002                                               750,000             742,583
                                                                             ----------------
Total U.S. Government Agency Securities
  (Cost $21,710,243)                                                               21,710,243
                                                                             ----------------

                                                         Number of Shares -
                                                          Principal Amount
Name of Issuer and Title of Issue                             of Bonds            Value
-------------------------------------------------------  ------------------  ----------------

TEMPORARY CASH INVESTMENTS (42.14%)

Investment Companies (8.88%)
  AIM STIC Government Obligations                               1,720,964    $      1,720,964
  Goldman Sachs Financial Square Government Fund                1,615,461           1,615,461
                                                                             ----------------
Total Investment Companies (Cost $3,336,425)                                        3,336,425
                                                                             ----------------

Agency Letter of Credit (23.94%)
  Nebraska Higher Education Loan Program (NEBHELP)         $    9,000,000           8,989,938
                                                                             ----------------
Total Agency Letters of Credit (Cost $8,989,938)                                    8,989,938
                                                                             ----------------

Repurchase Agreements (9.32%)
  Lehman Brothers, 1.770%, dated 12/31/2001, matures
    1/02/2002, repurchase price $3,500,344
    (collateralized by FHLMC, 6.75%: total market value
    $3,671,455)                                                 3,500,000           3,500,000
                                                                             ----------------
Total Repurchase Agreements (Cost $3,500,000)                                       3,500,000
                                                                             ----------------

Total Temporary Cash Investments (Cost $15,826,363)                                15,826,363
                                                                             ----------------

Total Investments (Cost $37,536,606)                               99.95%          37,536,606

Excess of Other Assets over Liabilities                             0.05%              20,568
                                                           --------------    ----------------
Net Assets                                                        100.00%    $     37,557,174
                                                           ==============    ================

FFCB = Federal Farm Credit Bureau
FHLB = Federal Home Loan Banks
FHLBDN = Federal Home Loan Banks Discount Note
FHLMC = Federal Home Loan Mortgage Corporation
FHLMCDN = Federal Home Loan Mortgage Corporation Discount Note
FNMA = Federal National Mortgage Association
FNMADN = Federal National Mortgage Association Discount Note

                     See Notes to Financial Statements                    25

-------------------------------------------------------------------------------------------------------------------------------
                                                      LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                             STATEMENT OF ASSETS AND LIABILITIES

                                                       DECEMBER 31, 2001
                                                          (UNAUDITED)

                                                                                                      LINDNER        LINDNER
                                        LINDNER         LINDNER         LINDNER         LINDNER        MARKET       GOVERNMENT
                                       LARGE-CAP      GROWTH AND     COMMUNICATIONS    SMALL-CAP      NEUTRAL      MONEY MARKET
                                      GROWTH FUND     INCOME FUND         FUND        GROWTH FUND       FUND           FUND
                                      ------------   -------------   --------------   -----------   ------------   ------------
ASSETS
  Investment in securities of
    unaffiliated issuers,
    at cost                           $163,757,656   $ 276,888,500    $ 15,392,497    $12,358,166   $ 10,086,947   $37,536,606
  Investment in securities of
    affiliated issuers, at cost       $        --    $   8,250,611    $         --    $        --   $  1,150,015   $        --
                                      ------------   -------------    ------------    -----------   ------------   -----------
  Investment in securities of
    unaffiliated issuers,
    at value                          $159,358,217   $ 271,143,306    $ 14,321,827    $14,927,733   $ 10,049,686   $37,536,606
  Investment in securities of
    affiliated issuers,
    at value                                    --              --              --             --             --            --
  Cash                                          --           8,349              13             --          8,703            --
  Receivable for securities sold         3,838,525       5,683,862              --        308,879        137,652            --
  Receivable for capital shares
    sold                                        --             202              --             --             --            --
  Receivable from broker for
    proceeds on securities sold
    short                                       --              --              --             --     10,127,398            --
  Receivable for dividends and
    interest                                58,949       1,017,437          12,998          1,008         43,658       100,759
  Prepaid expenses and other
    assets                                  30,113          48,643           4,995          3,093          5,270         7,203
                                      ------------   -------------    ------------    -----------   ------------   -----------
    Total assets                       163,285,804     277,901,799      14,339,833     15,240,713     20,372,367    37,644,568
                                      ------------   -------------    ------------    -----------   ------------   -----------
LIABILITIES
  Securities sold short, at
    market value (Proceeds of
    $0, $0, $0, $0, $9,480,480
    and $0, respectively)                       --              --              --             --      9,846,713            --
  Payable for securities
    purchased                            1,646,784       5,710,016              --        569,829         96,141            --
  Payable for capital shares
    redeemed                                 4,253              --              --             --             --            --
  Payable to custodian                         824              --              --             --             --            --
  Accrued management fee                   109,625         161,389           6,962          8,175          9,028           441
  Accrued administration fee                13,703          23,419           1,250          1,246            903         3,241
  Accrued distribution fee                   3,131           4,650             620            868            620            --
  Dividends payable                             --             289              --             --             --        54,036
  Dividends payable on short
    positions                                   --              --              --             --         11,449            --
  Accrued expenses and other
    liabilities                            132,311         166,040          30,711         21,913         20,637        29,676
                                      ------------   -------------    ------------    -----------   ------------   -----------
    Total liabilities                    1,910,631       6,065,803          39,543        602,031      9,985,491        87,394
                                      ------------   -------------    ------------    -----------   ------------   -----------
NET ASSETS                            $161,375,173   $ 271,835,996    $ 14,300,290    $14,638,682   $ 10,386,876   $37,557,174
                                      ============   =============    ============    ===========   ============   ===========
NET ASSETS CONSIST OF:
  Capital (par value, $0.01,
    $0.01, $0.01, $0.01, $0.01
    and $1.00 per share and
    additional paid-in capital,
    respectively)                     $240,422,283   $ 405,644,376    $ 28,347,690    $15,105,634   $ 35,731,868   $37,557,174
  Undistributed net investment
    income (loss)                         (320,610)      5,355,685          (7,150)       (89,901)        (5,838)           --
  Accumulated net realized loss
    on investments                     (74,327,061)   (125,168,260)    (12,969,580)    (2,946,618)   (23,785,645)           --
  Net unrealized appreciation
    (depreciation) on
    investments                         (4,399,439)    (13,995,805)     (1,070,670)     2,569,567     (1,553,509)           --
                                      ------------   -------------    ------------    -----------   ------------   -----------
    TOTAL NET ASSETS                  $161,375,173   $ 271,835,996    $ 14,300,290    $14,638,682   $ 10,386,876   $37,557,174
                                      ============   =============    ============    ===========   ============   ===========
  Shares of beneficial interest
    outstanding                         17,305,857      13,291,259       1,841,233      2,197,338      1,743,717    37,557,174
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE      $       9.32   $       20.45    $       7.77    $      6.66   $       5.96   $      1.00
                                      ============   =============    ============    ===========   ============   ===========

26                   See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                 STATEMENT OF OPERATIONS

                                       FOR THE SIX MONTHS ENDED DECEMBER 31, 2001
                                                       (UNAUDITED)

                                                                                                        LINDNER      LINDNER
                                            LINDNER        LINDNER         LINDNER         LINDNER      MARKET      GOVERNMENT
                                           LARGE-CAP      GROWTH AND    COMMUNICATIONS    SMALL-CAP     NEUTRAL    MONEY MARKET
                                          GROWTH FUND    INCOME FUND         FUND        GROWTH FUND     FUND          FUND
                                          ------------   ------------   --------------   -----------   ---------   ------------
INVESTMENT INCOME
Income:
  Dividends
    Unaffiliated issuers (net of
      withholding taxes of $634,
      $3,946, $376, $94, $94 and $0,
      respectively)                       $    348,756    $ 1,594,895    $   115,548     $     5,856   $  68,146     $     --
    Affiliated issuers
      (non-controlled)                              --             --             --              --          --           --
  Interest                                     288,911      1,937,280         40,405           5,927      42,969      641,965
                                          ------------   ------------    -----------     -----------   ---------     --------
      Total income                             637,667      3,532,175        155,953          11,783     111,115      641,965
                                          ------------   ------------    -----------     -----------   ---------     --------
Expenses: (Note 3)
  Management fees                              658,904        868,820         62,268          72,137      60,142       30,848
  Transfer agent fees                          163,694        210,629         29,586          18,011       9,115       24,076
  Professional fees                             76,838        111,086          8,076           8,028       4,926       10,134
  Administration fees                           68,899        117,501          6,689           6,358       4,812       23,936
  Report printing                               27,312         40,336          2,666           2,452       1,844        5,118
  Insurance expense                             25,072         34,856          2,615             515       1,913        2,918
  Fund accounting fees                          24,328         36,007         15,538          12,121      17,765       16,949
  12b-1 fees                                    15,243         22,998          2,508           3,343       2,594           --
  Custodian fees                                13,731         20,992          2,274           1,170         811        2,406
  Trustee fees                                  13,278         19,480          1,552           1,518       1,158        2,924
  Registration and regulatory fees               7,803         10,608          8,959           8,840       7,599        9,792
  Other expenses                                   900          1,352            180             107         180          196
                                          ------------   ------------    -----------     -----------   ---------     --------
      Total expenses                         1,096,002      1,494,665        142,911         134,600     112,859      129,297
        Expenses waived by advisor
          (Note 3)                              (3,388)            --        (33,089)        (19,020)         --      (26,091)
        Fees paid indirectly (Note 5)           (1,900)        (3,004)          (183)           (180)       (122)        (381)
        Dividends on short positions
          (net of witholding taxes
          of $0, $0, $0, $0, $263
          and $0, respectively)                     --             --             --              --      73,452           --
                                          ------------   ------------    -----------     -----------   ---------     --------
        Net expenses                         1,090,714      1,491,661        109,639         115,400     186,189      102,825
                                          ------------   ------------    -----------     -----------   ---------     --------
  Net investment income (loss)                (453,047)     2,040,514         46,314        (103,617)    (75,074)     539,140
                                          ------------   ------------    -----------     -----------   ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
Net realized gain (loss) on:
  Investments of unaffiliated
    issuers                                (35,595,145)    (4,906,273)    (1,369,619)     (2,441,332)   (671,809)          --
  Investments of affiliated issuers                 --             --             --              --          --           --
  Short sale transactions                           --             --             --              --      (3,302)          --
                                          ------------   ------------    -----------     -----------   ---------     --------
  Net realized gain (loss)                 (35,595,145)    (4,906,273)    (1,369,619)     (2,441,332)   (675,111)          --
                                          ------------   ------------    -----------     -----------   ---------     --------
Change in unrealized appreciation or
  depreciation on:
  Investments                                4,816,125     (5,378,745)    (2,485,743)       (632,701)    (88,931)          --
  Short positions                                   --             --             --              --     133,266           --
                                          ------------   ------------    -----------     -----------   ---------     --------
  Net change in unrealized
    appreciation or depreciation             4,816,125     (5,378,745)    (2,485,743)       (632,701)     44,335           --
                                          ------------   ------------    -----------     -----------   ---------     --------
Net realized and unrealized gain
  (loss) on investments                    (30,779,020)   (10,285,018)    (3,855,362)     (3,074,033)   (630,776)          --
                                          ------------   ------------    -----------     -----------   ---------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS        $(31,232,067)  $ (8,244,504)   $(3,809,048)    $(3,177,650)  $(705,850)    $539,140
                                          ============   ============    ===========     ===========   =========     ========

                   See Notes to Financial Statements                27

-------------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                           STATEMENT OF CHANGES IN NET ASSETS
                                                                       LINDNER                             LINDNER
                                                                LARGE-CAP GROWTH FUND              GROWTH AND INCOME FUND
                                                          ---------------------------------   ---------------------------------
                                                             FOR THE SIX                         FOR THE SIX
                                                            MONTHS ENDED      FOR THE YEAR      MONTHS ENDED      FOR THE YEAR
                                                          DECEMBER 31, 2001       ENDED       DECEMBER 31, 2001       ENDED
                                                             (UNAUDITED)      JUNE 30, 2001      (UNAUDITED)      JUNE 30, 2001
                                                          -----------------   -------------   -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                            $   (453,047)     $     308,181     $  2,040,514      $   9,693,536
    Net realized gain (loss) on investments                  (35,595,145)       (31,556,396)      (4,906,273)          (342,075)
    Net change in unrealized appreciation or
      depreciation on investments                              4,816,125        (39,139,707)      (5,378,745)         2,117,835
                                                            ------------      -------------     ------------      -------------
    Net Increase (Decrease) in Net Assets                    (31,232,067)       (70,387,922)      (8,244,504)        11,469,296
                                                            ------------      -------------     ------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                                               --         (1,894,516)      (2,042,997)        (9,718,660)
        Institutional shares                                          --               (682)              --             (6,024)
    From net realized gain on investments:
        Investor shares                                               --        (34,243,351)              --                 --
        Institutional shares                                          --            (20,212)              --                 --
                                                            ------------      -------------     ------------      -------------
    Net decrease in net assets from distributions to
      shareholders                                                    --        (36,158,761)      (2,042,997)        (9,724,684)
                                                            ------------      -------------     ------------      -------------

FUND SHARE TRANSACTIONS (NOTE 6):
    Investor shares                                          (20,016,628)       (23,086,476)     (33,472,477)      (134,618,832)
    Institutional shares                                        (121,246)            18,441         (222,971)           (22,916)
                                                            ------------      -------------     ------------      -------------
        Net Increase (Decrease) from Fund Share
          Transactions                                       (20,137,874)       (23,068,035)     (33,695,448)      (134,641,748)
                                                            ------------      -------------     ------------      -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (51,369,941)      (129,614,718)     (43,982,949)      (132,897,136)
Net Assets at the Beginning of the Year                      212,745,114        342,359,832      315,818,945        448,716,081
                                                            ------------      -------------     ------------      -------------
Net Assets at the End of the Year*                          $161,375,173      $ 212,745,114     $271,835,996      $ 315,818,945
                                                            ============      =============     ============      =============
    * Including Undistributed Net Investment Income
      (Loss) of:                                            $   (320,610)     $     132,437     $  5,355,685      $   5,338,995
                                                            ============      =============     ============      =============


                                                                   LINDNER
                                                             COMMUNICATIONS FUND
                                                      ---------------------------------
                                                         FOR THE SIX
                                                        MONTHS ENDED      FOR THE YEAR
                                                      DECEMBER 31, 2001       ENDED
                                                         (UNAUDITED)      JUNE 30, 2001
                                                      -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $    46,314      $    410,657
    Net realized gain (loss) on investments               (1,369,619)      (11,584,309)
    Net change in unrealized appreciation or
      depreciation on investments                         (2,485,743)       (4,947,762)
                                                         -----------      ------------
    Net Increase (Decrease) in Net Assets                 (3,809,048)      (16,121,414)
                                                         -----------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                                      (61,566)         (423,310)
        Institutional shares                                      --            (2,078)
    From net realized gain on investments:
        Investor shares                                           --        (5,628,606)
        Institutional shares                                      --           (52,574)
                                                         -----------      ------------
    Net decrease in net assets from distributions to
      shareholders                                           (61,566)       (6,106,568)
                                                         -----------      ------------

FUND SHARE TRANSACTIONS (NOTE 6):
    Investor shares                                       (3,054,697)        1,134,326
    Institutional shares                                     (32,798)          143,124
                                                         -----------      ------------
        Net Increase (Decrease) from Fund Share
          Transactions                                    (3,087,495)        1,277,450
                                                         -----------      ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (6,958,109)      (20,950,532)
Net Assets at the Beginning of the Year                   21,258,399        42,208,931
                                                         -----------      ------------
Net Assets at the End of the Year*                       $14,300,290      $ 21,258,399
                                                         ===========      ============
    * Including Undistributed Net Investment Income
      (Loss) of:                                         $    (7,150)     $      8,102
                                                         ===========      ============

28                     See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                           STATEMENT OF CHANGES IN NET ASSETS
                                                                       LINDNER                             LINDNER
                                                                SMALL-CAP GROWTH FUND                MARKET NEUTRAL FUND
                                                          ---------------------------------   ---------------------------------
                                                             FOR THE SIX                         FOR THE SIX
                                                            MONTHS ENDED      FOR THE YEAR      MONTHS ENDED      FOR THE YEAR
                                                          DECEMBER 31, 2001       ENDED       DECEMBER 31, 2001       ENDED
                                                             (UNAUDITED)      JUNE 30, 2001      (UNAUDITED)      JUNE 30, 2001
                                                          -----------------   -------------   -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                             $  (103,617)      $  (131,914)      $   (75,074)      $ 1,049,851
    Net realized gain (loss) on investments                   (2,441,332)           60,563          (675,111)          (57,691)
    Net change in unrealized appreciation or
      depreciation on investments                               (632,701)       (2,289,216)           44,335          (365,882)
                                                             -----------       -----------       -----------       -----------
    Net Increase (Decrease) in Net Assets                     (3,177,650)       (2,360,567)         (705,850)          626,278
                                                             -----------       -----------       -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                                               --           (52,241)         (359,014)       (1,065,847)
        Institutional shares                                          --                --                --                --
    From net realized gain on investments:
        Investor shares                                               --        (2,037,910)               --                --
        Institutional shares                                          --          (145,960)               --                --
                                                             -----------       -----------       -----------       -----------
    Net decrease in net assets from distributions to
      shareholders                                                    --        (2,236,111)         (359,014)       (1,065,847)
                                                             -----------       -----------       -----------       -----------

FUND SHARE TRANSACTIONS (NOTE 6):
    Investor shares                                           (2,497,125)       (2,862,962)       (3,693,424)       (6,088,189)
    Institutional shares                                        (754,546)         (778,895)               --              (101)
                                                             -----------       -----------       -----------       -----------
        Net Increase (Decrease) from Fund Share
          Transactions                                        (3,251,671)       (3,641,857)       (3,693,424)       (6,088,290)
                                                             -----------       -----------       -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                       (6,429,321)       (8,238,535)       (4,758,288)       (6,527,859)
Net Assets at the Beginning of the Year                       21,068,003        29,306,538        15,145,164        21,673,023
                                                             -----------       -----------       -----------       -----------
Net Assets at the End of the Year*                           $14,638,682       $21,068,003       $10,386,876       $15,145,164
                                                             ===========       ===========       ===========       ===========
    * Including Undistributed Net Investment Income
      (Loss) of:                                             $   (89,901)      $  (170,439)      $    (5,838)      $   428,250
                                                             ===========       ===========       ===========       ===========


                                                             LINDNER GOVERNMENT
                                                              MONEY MARKET FUND
                                                      ---------------------------------
                                                         FOR THE SIX
                                                        MONTHS ENDED      FOR THE YEAR
                                                      DECEMBER 31, 2001       ENDED
                                                         (UNAUDITED)      JUNE 30, 2001
                                                      -----------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                         $   539,140       $ 2,187,372
    Net realized gain (loss) on investments                       --                --
    Net change in unrealized appreciation or
      depreciation on investments                                 --                --
                                                         -----------       -----------
    Net Increase (Decrease) in Net Assets                    539,140         2,187,372
                                                         -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income:
        Investor shares                                     (539,140)       (2,187,372)
        Institutional shares                                      --                --
    From net realized gain on investments:
        Investor shares                                           --                --
        Institutional shares                                      --                --
                                                         -----------       -----------
    Net decrease in net assets from distributions to
      shareholders                                          (539,140)       (2,187,372)
                                                         -----------       -----------

FUND SHARE TRANSACTIONS (NOTE 6):
    Investor shares                                       (2,565,157)        2,000,105
    Institutional shares                                          --                --
                                                         -----------       -----------
        Net Increase (Decrease) from Fund Share
          Transactions                                    (2,565,157)        2,000,105
                                                         -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (2,565,157)        2,000,105
Net Assets at the Beginning of the Year                   40,122,331        38,122,226
                                                         -----------       -----------
Net Assets at the End of the Year*                       $37,557,174       $40,122,331
                                                         ===========       ===========
    * Including Undistributed Net Investment Income
      (Loss) of:                                         $        --       $        --
                                                         ===========       ===========

                   See Notes to Financial Statements                 29

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

                       NOTES TO FINANCIAL STATEMENTS

                                (UNAUDITED)

1. Organization and Significant Accounting Policies

    Lindner Investments, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Six series of shares are currently issued by the Trust: (1) Lindner Large-Cap Growth Fund,
    (2) Lindner Growth and Income Fund, (3) Lindner Communications Fund,
    (4) Lindner Small-Cap Growth Fund, (5) Lindner Market Neutral Fund, and
    (6) Lindner Government Money Market Fund, (collectively, the "Funds").

    The following is a summary of significant accounting policies followed by the Funds.

    Security Valuation

        The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds value investments in securities traded on a national securities exchange or in the NASDAQ Stock Market at the last reported sales price as of the close of the New York Stock Exchange; securities traded in the over-the-counter market and listed securities for which no sale was reported are valued at the mean between the last reported bid and asked prices. The value of foreign securities is translated from the local currency into U.S. dollars at the rate of exchange prevailing on the valuation date. Securities and assets for which quotations are not readily available are valued at fair value as determined pursuant to procedures approved by the Trustees.

        The Lindner Government Money Market Fund and all other funds that purchase short-term fixed income securities acquired within 60 days to maturity use the amortized cost method to value securities, whereby the difference between the original purchase cost and the maturity value of the issue are amortized over the holding period of the security.

    Investment Income

        Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured. The company follows industry practice and records security transactions on the trade date. Realized gains and losses are recognized on the identified cost basis.

    Income Taxes

        It is the policy of the Funds to distribute all taxable income to shareholders and to otherwise continue to qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income tax.

    Repurchase Agreements

        The Lindner Government Money Market Fund may invest in Repurchase Agreements. Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on the Fund's behalf by its custodian under a book-entry system. The Fund monitors the adequacy of the collateral daily and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the value of the repurchase agreement.

    Short Sales

        The Lindner Market Neutral Fund may invest in short sales of securities in order to profit from declines in stock prices. When the Fund engages in a short sale, an amount equal to the proceeds received is reflected as an asset and equivalent liability. The amount of the liability is marked to market daily to reflect the market value of the short sale. The Fund's custodian maintains a segregated account of all securities and cash as collateral for the short sales (the Special Custody Account). All financial assets within the Special Custody Account are eligible collateral for short sale activity. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. Funds other than the Lindner Market Neutral Fund may engage in short sales of securities if they own or have the right to acquire, without the payment of further consideration, an approximately equal amount of such securities ("short sales against the box").

    Dividends and Distributions to Shareholders

        The Lindner Government Money Market Fund declares dividends daily from the total of net investment income on portfolio securities, and distributes monthly. The Lindner Large-Cap Growth, Lindner Market Neutral, Lindner Small-

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

1. Organization and Significant Accounting Policies (continued)
        Cap Growth, and Lindner Communications Funds declare annual dividends from net investment income in December. The Lindner Growth and Income Fund distributes substantially all of its net investment income through the payment of quarterly dividends generally declared in March, June, September, and December. Net realized capital gains, if any, will be distributed by all Funds in December. Designation of sources of distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in the recognition of income and expense items for financial statement and tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Use of Management Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires that management make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may also be affected by the estimates and assumptions management is required to make. Actual results may differ from those estimates.

2. Investment Transactions

    For the period ended December 31, 2001, aggregate purchases and sales of investment securities, other than options, securities sold short, U.S. Government Securities, and short-term obligations were as follows:

------------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP GROWTH FUND                                 $114,366,253           $132,807,569
         LINDNER GROWTH AND INCOME FUND                                  97,686,936            137,108,015
         LINDNER COMMUNICATIONS FUND                                     22,438,441             26,098,905
         LINDNER SMALL-CAP GROWTH FUND                                   11,634,840             14,963,752
         LINDNER MARKET NEUTRAL FUND                                     15,138,362             17,831,930

------------------------------------------------------------------------------------------------------------

    For the period ended December 31, 2001, aggregate purchases and sales of U.S. Government securities were as follows:

------------------------------------------------------------------------------------------------------------
                                                                        Purchases                Sales
                                                                       ------------           ------------
         LINDNER LARGE-CAP GROWTH FUND                                 $          0           $          0
         LINDNER GROWTH AND INCOME FUND                                  20,277,811             15,750,873
         LINDNER COMMUNICATIONS FUND                                              0                      0
         LINDNER SMALL-CAP GROWTH FUND                                            0                      0
         LINDNER MARKET NEUTRAL FUND                                              0                      0

------------------------------------------------------------------------------------------------------------

    On December 31, 2001 the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Federal Tax
                                                      Appreciation       Depreciation           Net               Cost
                                                      ------------       ------------       -----------       ------------
         LINDNER LARGE-CAP GROWTH FUND                $13,523,654        ($17,923,093)      ($4,399,439)      $163,757,656
         LINDNER GROWTH AND INCOME FUND                17,936,190         (31,931,995)      (13,995,805)       285,139,111
         LINDNER COMMUNICATIONS FUND                      298,637          (1,369,307)       (1,070,670)        15,392,497
         LINDNER SMALL-CAP GROWTH FUND                  2,805,969            (236,402)        2,569,567         12,358,166
         LINDNER MARKET NEUTRAL FUND                      530,401          (2,083,910)       (1,553,509)        11,236,962

----------------------------------------------------------------------------------------------------------------------------

    On June 30, 2001, Lindner Market Neutral Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $21,195,445, which expire $5,301,235 in 2004, $1,792,406 in 2005, $9,095,248 in 2006, and $5,006,556 in 2007.

    On June 30, 2001, Lindner Growth and Income Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $119,472,558, which expire $9,748,820 in 2007,
    $45,757,405 in 2008, and $63,966,333 in 2009.

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

2. Investment Transactions (continued)
    At June 30, 2001, the Lindner Large-Cap Growth Fund, Lindner
    Communications Fund, Lindner Small-Cap Growth Fund, and Lindner Market Neutral Fund deferred on a tax basis, post-October losses of $66,365,023, $16,203,146, $2,111,015, and $4,786,261, respectively.

3. Fees and Other Transactions with Affiliates

    Management fees for the Lindner Large-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.8% of the first $500 million of net assets, 0.75% of the next $500 million of net assets, and 0.7% of the excess of $1 billion.

    Management fees for the Lindner Growth and Income Fund are accrued daily and paid monthly at an annual rate of 0.7% of the first $500 million of net assets, 0.65% of the next $500 million of net assets, and 0.6% of the excess of $1 billion.

    Management fees for the Lindner Communications Fund are accrued daily and paid monthly at an annual rate of 1.0% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

    Management fees for the Lindner Small-Cap Growth Fund are accrued daily and paid monthly at an annual rate of 0.95% of the first $500 million of net assets, 0.9% of the next $500 million of net assets, and 0.85% of the excess of $1 billion.

    Management fees for the Lindner Market Neutral Fund are accrued daily and paid monthly at an annual rate of 1.0% of net assets.

    Management fees for the Lindner Government Money Market Fund are accrued daily and paid monthly at an annual rate 0.15% of net assets.

    Lindner Asset Management, Inc., the Adviser to the Funds, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Adviser receives compensation at an annual rate of 0.10% of the average daily net assets of each Fund.

4. Transactions with Affiliates

    Issuers of whose voting stock the Funds own more than 5% but less than 25% are classified as "affiliates (non-controlled)". During the six-month period ended December 31, 2001, there were two issuers that were classified as "affiliates (non-controlled)" and which were "affiliated companies" as defined by the Investment Company Act of 1940, Atlas Minerals, Inc., and Uranium Resources, Inc. The Lindner Growth and Income Fund owned common stock of both of these affiliated (non-controlled) issuers, while the Lindner Market Neutral Fund owned only common stock of Uranium Resources, Inc. The investments in both of these companies were valued at $0 at both July 1, 2001 (the beginning of the six-month period) and December 31, 2001. There were no purchases or additions nor any sales or reductions in these investments during the six months ended December 31, 2001, and there was no dividend income from either investment nor any gain or loss realized from the sale of any of these shares.

5. Expense Offset Arrangements

    The Funds have an arrangement whereby custodian expenses are reduced by maintaining a compensating balance with the custodian. The Funds could have invested the assets used by the custodian in an income-producing asset if it had not agreed to a reduction in fees under the expense offset arrangement. In the Statements of Operations and the Financial Highlights (ratio of expenses to average net assets), total expenses include the expense which had been offset. The following are the aggregate amounts for the periods ended December 31, 2001, by which expenses have been increased for financial statement presentation:

-----------------------------------------------------------------------
LINDNER LARGE-CAP GROWTH FUND                                 $1,900
LINDNER GROWTH AND INCOME FUND                                 3,004
LINDNER COMMUNICATIONS FUND                                      183
LINDNER SMALL-CAP GROWTH FUND                                    180
LINDNER MARKET NEUTRAL FUND                                      122
LINDNER GOVERNMENT MONEY MARKET FUND                             381

-----------------------------------------------------------------------

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

6. Capital Stock

    The Lindner Large-Cap Growth, Lindner Growth and Income, Lindner Communications, Lindner Small-Cap Growth, and Lindner Market Neutral Funds have authorized unlimited shares of $.01 par value shares. The Lindner Government Money Market Fund has authorized unlimited shares of $1 par value shares. Transactions in shares of capital stock were as follows:

                                                              Six Months Ended
                                                             December 31, 2001
                                                                 Unaudited                         Year Ended June 30, 2001
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER LARGE-CAP GROWTH FUND
   Investor shares
   ---------------
   Sold                                                  2,134,893       $  21,653,615            3,024,181       $  33,701,592
   Dividends and distributions reinvested                       --                  --            2,824,864          33,644,131
   Redeemed                                             (4,290,929)        (41,670,243)          (7,223,880)        (90,432,199)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (2,156,036)      $ (20,016,628)          (1,374,835)      $ (23,086,476)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                        210       $       2,121                1,672       $      22,146
   Dividends and distributions reinvested                       --                  --                1,769              20,891
   Redeemed                                                (12,863)           (123,367)              (1,921)            (24,596)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                 (12,653)      $    (121,246)               1,520       $      18,441
                                                      ============       =============         ============       =============
   LINDNER GROWTH AND INCOME FUND
   Investor shares
   ---------------
   Sold                                                     88,903       $   1,824,671              152,761       $   3,233,294
   Dividends and distributions reinvested                   86,394           1,628,915              361,272           7,553,730
   Redeemed                                             (1,813,512)        (36,926,063)          (6,798,506)       (145,405,856)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                         (1,638,215)      $ (33,472,477)          (6,284,473)      $(134,618,832)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                        199       $       4,183                4,476       $      94,379
   Dividends and distributions reinvested                       --                  --                  289               7,023
   Redeemed                                                (10,893)           (227,154)              (5,933)           (124,318)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                            (10,694)      $    (222,971)              (1,168)      $     (22,916)
                                                      ============       =============         ============       =============
   LINDNER COMMUNICATIONS FUND
   Investor shares
   ---------------
   Sold                                                     29,532       $     246,193              283,718       $   4,996,289
   Dividends and distributions reinvested                    7,295              55,299              424,279           5,566,342
   Redeemed                                               (401,714)         (3,356,189)            (717,625)         (9,428,305)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                (364,887)      $  (3,054,697)              (9,628)      $   1,134,326
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                         --       $          --               19,893       $     375,274
   Dividends and distributions reinvested                       --                  --                4,066              54,647
   Redeemed                                                 (3,685)            (32,798)             (21,868)           (286,797)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                  (3,685)      $     (32,798)               2,091       $     143,124
                                                      ============       =============         ============       =============
   LINDNER SMALL-CAP GROWTH FUND
   Investor shares
   ---------------
   Sold                                                    128,035       $     883,220              330,322       $   2,960,295
   Dividends and distributions reinvested                       --                  --              266,662           1,965,300
   Redeemed                                               (511,538)         (3,380,345)            (986,763)         (7,788,557)
                                                      ------------       -------------         ------------       -------------
   Net decrease                                           (383,503)      $  (2,497,125)            (389,779)      $  (2,862,962)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                        328       $       2,354                2,963       $      23,242
   Dividends and distributions reinvested                       --                  --                3,081              22,644
   Redeemed                                               (109,271)           (756,900)            (109,272)           (824,781)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                (108,943)      $    (754,546)            (103,228)      $    (778,895)
                                                      ============       =============         ============       =============

                                                                 33



---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

                                                              Six Months Ended
                                                             December 31, 2001
                                                                 Unaudited                         Year Ended June 30, 2001
                                                      --------------------------------         --------------------------------
                                                         Shares             Amount                Shares             Amount
                                                      ------------       -------------         ------------       -------------
   LINDNER MARKET NEUTRAL FUND
   Investor shares
   ---------------
   Sold                                                    208,208       $   1,351,434            2,892,036       $  19,483,238
   Dividends and distributions reinvested                   56,818             338,067              151,374           1,020,263
   Redeemed                                               (838,723)         (5,382,925)          (4,010,407)        (26,591,690)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                (573,697)      $  (3,693,424)            (966,997)      $  (6,088,189)
                                                      ============       =============         ============       =============
   Institutional shares
   --------------------
   Sold                                                         --       $          --                   --       $          --
   Dividends and distributions reinvested                       --                  --                   --                  --
   Redeemed                                                     --                  --                  (22)               (101)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                                      --       $          --                  (22)      $        (101)
                                                      ============       =============         ============       =============
   LINDNER GOVERNMENT MONEY MARKET FUND
   Investor shares
   ---------------
   Sold                                                116,172,152       $ 116,172,152           61,055,711       $  61,055,711
   Dividends and distributions reinvested                  299,381             299,381            1,092,114           1,092,114
   Redeemed                                           (119,036,690)       (119,036,690)         (60,147,720)        (60,147,720)
                                                      ------------       -------------         ------------       -------------
   Net increase (decrease)                              (2,565,157)      $  (2,565,157)           2,000,105       $   2,000,105
                                                      ============       =============         ============       =============

7. Shareholder Vote

    Special meetings of shareholders of the Growth & Income (formerly Asset Allocation) Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications (formerly Utility) Fund, Market Neutral Fund and Government Money Market Fund were held on July 6 and 9, 2001, to vote on several matters:

        1. Approve a proposal that would authorize the Adviser to employ a "manager-of-managers" style, subject to supervision and approval of the Board of Trustees of the Trust, that will enable the Adviser to hire, terminate or replace investment Subadvisers for each Fund and to make material changes in a sub-advisory contract without shareholder approval.

        2. Approve a new Investment Management Agreement between the Trust and the Adviser that enables the Adviser to employ a "manager-of-managers" style, increases the management fee payable to the Adviser for certain Funds and eliminates the provision of administrative services by the Adviser to all Funds.

        3. Approve a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for Investor Shares of certain Funds.

        4. Approve a new portfolio management (sub-advisory) agreement between the Adviser and CastleArk Management, LLC for the Large-Cap Fund.

        5. Approve a new portfolio management (sub-advisory) agreement between the Adviser and CastleArk Management, LLC for the Small-Cap Fund.

        6. Approve a new portfolio management (sub-advisory) agreement between the Adviser and U.S. Bancorp Piper Jaffray Asset Management, Inc. for the Government Money Market Fund.

        7. Approve an amendment to the investment objective of the Asset Allocation Fund.

        8. Approve changes to the investment objective, sub-classification and certain fundamental investment policies of the Utility Fund, as follows:

           (a) Amend the investment objective of the Utility Fund.

           (b) Change the investment subclassification of the Utility Fund, and eliminate a fundamental investment policy in order to permit the Utility Fund to be operated as a "non-diversified" mutual fund.

           (c) Amend the fundamental investment policy regarding concentration in particular industries to eliminate the requirement that the Utility Fund invest at least 65% of its total assets in securities issued by utilities.

    A special meeting of shareholders was also held on July 6, 2001 to vote for a Plan of Liquidation of the Opportunities Fund.

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

7. Shareholder Vote (continued)
    Shareholders adopted all proposals. The voting on each proposal was as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 1 - Investor and Institutional Shares of the -      --------------    -------------    -------------
         ASSET ALLOCATION FUND                                         6,950,675.745      814,089.390      497,605.430
         LARGE-CAP FUND                                                8,078,628.902    1,094,033.098    1,471,843.710
         SMALL-CAP FUND                                                1,562,599.102      105,176.904      250,697.616
         UTILITY FUND                                                  1,099,831.435      146,954.588       65,808.981
         MARKET NEUTRAL FUND                                           1,099,817.270      127,550.980       73,879.619
         GOVERNMENT MONEY MARKET FUND                                 25,705,986.180    2,045,073.790      291,298.080

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 2 - Investor and Institutional Shares of the -      --------------    -------------    -------------
         ASSET ALLOCATION FUND                                         6,629,756.576    1,123,423.576      509,190.464
         LARGE-CAP FUND                                                7,566,118.957    1,573,283.004    1,505,103.749
         SMALL-CAP FUND                                                1,374,290.397      301,671.277      242,511.948
         UTILITY FUND                                                    992,402.919      238,715.056       81,477.029
         MARKET NEUTRAL FUND                                           1,106,983.740      109,534.655       84,729.474
         GOVERNMENT MONEY MARKET FUND                                 25,959,794.940    1,748,182.630      334,380.480

------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 3 - Investor Shares of the -                        --------------    -------------    -------------
         ASSET ALLOCATION FUND                                         5,897,817.895    1,854,507.490      499,712.180
         LARGE-CAP FUND                                                7,387,787.003    2,042,919.587    1,298,689.183
         SMALL-CAP FUND                                                1,231,848.019      416,539.797       43,287.097
         UTILITY FUND                                                    899,412.094      331,654.840       77,843.070
         MARKET NEUTRAL FUND                                             973,185.320      251,428.328       76,634.224

-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 4 - Investor and Institutional Shares of the -      --------------    -------------    -------------
         LARGE-CAP FUND                                                8,856,451.049    1,192,524.918      595,529.743

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 5 - Investor and Institutional Shares of the -      --------------    -------------    -------------
         SMALL-CAP FUND                                                1,658,694.696      195,377.580       64,401.346

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 6 - Shares of the -                                 --------------    -------------    -------------
         GOVERNMENT MONEY MARKET FUND                                 26,316,941.060    1,374,296.700      351,120.290

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 7 - Investor and Institutional Shares of the -      --------------    -------------    -------------
         ASSET ALLOCATION FUND                                         6,680,685.677    1,080,784.502      500,900.386

------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                            LINDNER INVESTMENTS
---------------------------------------------------------------------------

7. Shareholder Vote (continued)

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 8(a) - Investor and Institutional Shares of the -   --------------    -------------    -------------
         UTILITY FUND                                                  1,022,238.197      215,338.488       75,018.319

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 8(b) - Investor and Institutional Shares of the -   --------------    -------------    -------------
         UTILITY FUND                                                    991,731.741      233,412.222       87,451.041

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Proposal 8(c) - Investor and Institutional Shares of the -   --------------    -------------    -------------
         UTILITY FUND                                                    984,512.523      237,303.042       90,779.439

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                           For             Against          Abstain
         Liquidation Proposal - Shares of the -                       --------------    -------------    -------------
         OPPORTUNITIES FUND                                               98,644.107        1,509.293        2,581.563

------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                     LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                     FINANCIAL HIGHLIGHTS

                                                 LINDNER LARGE-CAP GROWTH FUND

                           (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,                      YEARS ENDED JUNE 30
                                                           2001       ----------------------------------------------------------
                                                       (UNAUDITED)      2001         2000        1999        1998        1997
                                                       ------------   ---------    ---------   ---------   ---------   ---------
Net asset value, beginning of period                        $10.92       $16.42       $16.14      $22.27      $25.98      $26.39
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                             (0.03)        0.02(2)      0.13        0.29        0.38        0.36
    Net realized and unrealized gains (losses) on
      investments                                            (1.57)       (3.61)        1.25       (3.36)      (0.27)       2.72
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS                     (1.60)       (3.59)        1.38       (3.07)       0.11        3.08
                                                         ---------    ---------    ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income                        --        (0.10)       (0.23)      (0.32)      (0.34)      (0.39)
    Dividends from net realized gains                           --        (1.81)       (0.87)      (2.74)      (3.48)      (3.10)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL DISTRIBUTIONS                                     --        (1.91)       (1.10)      (3.06)      (3.82)      (3.49)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
Change in net asset value                                    (1.60)       (5.50)        0.28       (6.13)      (3.71)      (0.41)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                               $9.32       $10.92       $16.42      $16.14      $22.27      $25.98
                                                         =========    =========    =========   =========   =========   =========
Total return(1)                                            (14.65%)     (22.84%)       8.61%     (13.66%)      0.31%      12.50%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.27%        0.70%        0.82%       0.57%       0.44%       0.44%
    Ratio of net investment income (loss) to average
      net assets                                            (0.53%)       0.11%        0.57%       1.27%       1.29%       1.39%
    Portfolio turnover rate                                 68.08%      232.94%      129.68%      53.41%      44.43%      36.39%
    Net assets, end of period (in millions)                   $161         $213         $342        $434      $1,003      $1,495

(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                   See Notes to Financial Statements                     37

-------------------------------------------------------------------------------------------------------------------------------
                                                     LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                     FINANCIAL HIGHLIGHTS

                                                LINDNER GROWTH AND INCOME FUND

                          (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,                      YEARS ENDED JUNE 30
                                                           2001       ----------------------------------------------------------
                                                       (UNAUDITED)      2001         2000        1999        1998        1997
                                                       ------------   ---------    ---------   ---------   ---------   ---------
Net asset value, beginning of period                        $21.14       $21.14       $23.50      $27.59      $27.94      $28.07
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.19         0.56(2)      1.07        2.16        1.83        1.63
    Net realized and unrealized gains (losses) on
      investments                                            (0.73)        0.01        (2.30)      (3.80)       2.02        0.70
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS                     (0.54)        0.57        (1.23)      (1.64)       3.85        2.33
                                                         ---------    ---------    ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.15)       (0.57)       (1.13)      (1.95)      (1.71)      (1.68)
    Dividends from net realized gains                           --           --           --       (0.50)      (2.49)      (0.78)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL DISTRIBUTIONS                                  (0.15)       (0.57)       (1.13)      (2.45)      (4.20)      (2.46)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
Change in net asset value                                    (0.69)          --        (2.36)      (4.09)      (0.35)      (0.13)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                              $20.45       $21.14       $21.14      $23.50      $27.59      $27.94
                                                         =========    =========    =========   =========   =========   =========
Total return(1)                                             (2.50%)       2.78%       (5.48%)     (5.57%)     14.75%       8.75%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.04%        0.84%        0.73%       0.66%       0.61%       0.60%
    Ratio of net investment income to average net
      assets                                                 1.42%        2.63%        4.14%       8.03%       6.29%       5.74%
    Portfolio turnover rate                                 41.68%      170.40%      124.63%      31.74%      28.56%      40.32%
    Net assets, end of period (in millions)                   $272         $316         $448        $768      $1,616      $2,017


(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

38                   See Notes to Financial Statements

-------------------------------------------------------------------------------------------------------------------------------
                                                     LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                     FINANCIAL HIGHLIGHTS

                                                 LINDNER COMMUNICATIONS FUND

                           (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,                      YEARS ENDED JUNE 30
                                                           2001       ----------------------------------------------------------
                                                       (UNAUDITED)      2001         2000        1999        1998        1997
                                                       ------------   ---------    ---------   ---------   ---------   ---------
Net asset value, beginning of period                         $9.62       $19.04       $14.81      $16.78      $15.75      $14.20
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.02         0.17(2)      0.21        0.33        0.37        0.39
    Net realized and unrealized gains (losses) on
      investments                                            (1.84)       (6.90)        4.55        0.44        1.96        1.60
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS                     (1.82)       (6.73)        4.76        0.77        2.33        1.99
                                                         ---------    ---------    ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.03)       (0.18)       (0.22)      (0.33)      (0.37)      (0.42)
    Dividends from net realized gains                           --        (2.51)       (0.31)      (2.41)      (0.93)      (0.02)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL DISTRIBUTIONS                                  (0.03)       (2.69)       (0.53)      (2.74)      (1.30)      (0.44)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
Change in net asset value                                    (1.85)       (9.42)        4.23       (1.97)       1.03        1.55
                                                         ---------    ---------    ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                               $7.77        $9.62       $19.04      $14.81      $16.78      $15.75
                                                         =========    =========    =========   =========   =========   =========
Total return(1)                                            (18.90%)     (38.99%)      32.49%       8.62%      15.53%      14.29%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets:
        Before expense waivers                               1.69%        1.06%        0.93%       0.97%       0.91%       0.89%
        After expense waivers                                1.30%        1.06%        0.93%       0.97%       0.91%       0.89%
    Ratio of net investment income to average net
      assets:
        Before expense waivers                               0.16%        1.21%        1.22%       2.40%       2.21%       2.81%
        After expense waivers                                0.55%        1.21%        1.22%       2.40%       2.21%       2.81%
    Portfolio turnover rate                                160.71%      246.70%       69.46%     137.51%      99.37%      86.44%
    Net assets, end of period (in millions)                    $14          $21          $42         $26         $43         $47

(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                   See Notes to Financial Statements                      39

-------------------------------------------------------------------------------------------------------------------------------
                                                     LINDNER INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------------

                                                     FINANCIAL HIGHLIGHTS

                                                LINDNER SMALL-CAP GROWTH FUND

                            (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,                       YEARS ENDED JUNE 30
                                                           2001       -----------------------------------------------------------
                                                       (UNAUDITED)      2001          2000        1999        1998        1997
                                                       ------------   ---------     ---------   ---------   ---------   ---------
Net asset value, beginning of period                         $7.83        $9.21         $8.06       $8.49       $7.67       $6.15
INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                             (0.05)       (0.04)(2)      0.07        0.08        0.09        0.04
    Net realized and unrealized gains (losses) on
      investments                                            (1.12)       (0.61)         1.22       (0.12)       1.07        1.49
                                                         ---------    ---------     ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS                     (1.17)       (0.65)         1.29       (0.04)       1.16        1.53
                                                         ---------    ---------     ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income                        --        (0.02)        (0.10)      (0.08)      (0.04)      (0.01)
    Dividends from net realized gains                           --        (0.71)        (0.04)      (0.31)      (0.30)         --
                                                         ---------    ---------     ---------   ---------   ---------   ---------
        TOTAL DISTRIBUTIONS                                     --        (0.73)        (0.14)      (0.39)      (0.34)      (0.01)
                                                         ---------    ---------     ---------   ---------   ---------   ---------
Change in net asset value                                    (1.17)       (1.38)         1.15       (0.43)       0.82        1.52
                                                         ---------    ---------     ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                               $6.66        $7.83         $9.21       $8.06       $8.49       $7.67
                                                         =========    =========     =========   =========   =========   =========
Total return(1)                                            (14.94%)      (6.58%)       16.26%       0.11%      15.24%      24.96%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets:
        Before expense waivers                               1.67%        1.07%         0.97%       0.94%       0.87%       0.96%
        After expense waivers                                1.44%        1.07%         0.97%       0.94%       0.87%       0.96%
    Ratio of net investment income (loss) to average
      net assets:
        Before expense waivers                              (1.53%)      (0.50%)        0.61%       0.99%       1.13%       0.46%
        After expense waivers                               (1.30%)      (0.50%)        0.61%       0.99%       1.13%       0.46%
    Portfolio turnover rate                                 72.80%      210.65%       174.02%      65.98%      24.52%      49.49%
    Net assets, end of period (in millions)                    $15          $20           $27         $38         $54         $25


(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

40                     See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

                                                   FINANCIAL HIGHLIGHTS

                                                LINDNER MARKET NEUTRAL FUND

                        (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                 SIX MONTHS
                                                   ENDED
                                                DECEMBER 31,                            YEARS ENDED JUNE 30
                                                    2001        --------------------------------------------------------------
                                                (UNAUDITED)       2001             2000        1999        1998        1997
                                                ------------    ---------        ---------   ---------   ---------   ---------
Net asset value, beginning of period                $6.54           $6.60            $5.72       $5.65       $6.70       $8.36
INCOME FROM INVESTMENT OPERATIONS
    Net investment income                            0.02(4)         0.30(4),(5)      0.23        0.23        0.23        0.29
    Net realized and unrealized gains (losses)
      on investments                                (0.39)          (0.12)            0.86        0.01       (0.89)      (1.81)
                                                 --------       ---------        ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS            (0.37)           0.18             1.09        0.24       (0.66)      (1.52)
                                                 --------       ---------        ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income            (0.21)          (0.24)           (0.21)      (0.17)      (0.39)      (0.14)
    Dividends from net realized gains                  --              --               --          --          --          --
                                                 --------       ---------        ---------   ---------   ---------   ---------
        TOTAL DISTRIBUTIONS                         (0.21)          (0.24)           (0.21)      (0.17)      (0.39)      (0.14)
                                                 --------       ---------        ---------   ---------   ---------   ---------
Change in net asset value                           (0.58)          (0.06)            0.88        0.07       (1.05)      (1.66)
                                                 --------       ---------        ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                      $5.96           $6.54            $6.60       $5.72       $5.65       $6.70
                                                 ========       =========        =========   =========   =========   =========
Total return(1)                                    (5.66%)          2.58%           19.26%       4.29%     (10.08%)    (18.43%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         3.10%(2)        2.13%(2)         1.93%       1.45%       1.23%       1.20%
    Ratio of net investment income (loss) to
      average net assets                           (1.25%)(3)       4.46%(3)         3.71%       3.46%       1.66%       3.86%
    Portfolio turnover rate                       142.95%         497.77%          817.43%     104.92%     109.32%     457.57%
    Net assets, end of period (in millions)           $10             $15              $22         $18         $28         $68


(1)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(2)The operating ratio included dividends on short positions. The ratios excluding dividends on short positions for the periods ended June 30, 2001 and December 31, 2001 were 1.31% and 1.88%, respectively.

(3)The net investment income (loss) ratio included dividends on short positions. The ratios excluding dividends on short positions for the periods ended June 30, 2001 and December 31, 2001 were 5.28% and (0.03%), respectively.

(4)Net investment income before dividends on short positions for the periods ended June 30, 2001 and December 31, 2001 was $0.35 and $0.06, respectively.

(5)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

                     See Notes to Financial Statements                   41

-----------------------------------------------------------------------------------------------------------------------------
                                                   LINDNER INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------

                                                   FINANCIAL HIGHLIGHTS

                                           LINDNER GOVERNMENT MONEY MARKET FUND

                         (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                        SIX MONTHS
                                                          ENDED
                                                       DECEMBER 31,                       YEARS ENDED JUNE 30
                                                           2001       ----------------------------------------------------------
                                                       (UNAUDITED)      2001         2000        1999        1998       1997(1)
                                                       ------------   ---------    ---------   ---------   ---------   ---------
Net asset value, beginning of period                         $1.00        $1.00        $1.00       $1.00       $1.00       $1.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment income                                     0.01         0.05(3)      0.05        0.05        0.05        0.05
                                                         ---------    ---------    ---------   ---------   ---------   ---------
        TOTAL FROM INVESTMENT OPERATIONS                      0.01         0.05         0.05        0.05        0.05        0.05
                                                         ---------    ---------    ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
    Dividends from net investment income                     (0.01)       (0.05)       (0.05)      (0.05)      (0.05)      (0.05)
                                                         ---------    ---------    ---------   ---------   ---------   ---------
Change in net asset value                                       --           --           --          --          --          --
                                                         ---------    ---------    ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD                               $1.00        $1.00        $1.00       $1.00       $1.00       $1.00
                                                         =========    =========    =========   =========   =========   =========
Total return(2)                                              1.31%        5.49%        5.26%       4.70%       5.21%       5.02%

RATIOS/SUPPLEMENTAL DATA:

    Ratio of expenses to average net assets:

        Before expense waivers                               0.63%        0.59%        0.51%       0.53%       0.52%       0.43%

        After expense waivers                                0.50%        0.50%        0.50%       0.50%       0.50%       0.43%

    Ratio of net investment income to average net assets:

        Before expense waivers                               2.49%        5.22%        5.09%       4.50%       5.06%       5.45%

        After expense waivers                                2.62%        5.31%        5.10%       4.53%       5.08%       5.45%

    Net assets, end of period (in millions)                    $38          $40          $38         $44         $43         $39

(1)Operations commenced on July 6, 1996.

(2)Total return for periods less than one year are not annualized. Total return is the percentage increase in value for a period, assuming initial investment at the day before the start of the period and assuming all dividends and distributions were reinvested and a redemption at the net asset value on the last day of the period.

(3)Net investment income (loss) per share represents net investment income
   (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.

42                   See Notes to Financial Statements

                       ------------------------------------------------------

                         The views expressed in this report and information about the funds' portfolio holdings are for the period covered by this report, and are subject to change thereafter. This report must be preceded or accompanied by a prospectus.

                       ------------------------------------------------------

LINDNER INVESTMENTS
----------------------------------
520 Lake Cook Road, Suite 381
Deerfield, Illinois 60015
TEL: 800-995-7777

BOARD OF TRUSTEES
----------------------------------
Robert L. Byman
Terence P. Fitzgerald
Marc P. Hartstein
Peter S. Horos
Donald J. Murphy
Dennis P. Nash
Eric E. Ryback
Doug T. Valassis

INVESTMENT ADVISER
----------------------------------
Lindner Asset Management, Inc.

CUSTODIAN
----------------------------------
U.S. Bank, N.A.

COUNSEL
----------------------------------
Dykema Gossett PLLC

TRANSFER AGENT
----------------------------------
U.S. Bancorp Fund Services, LLC

DISTRIBUTOR
----------------------------------
Quasar Distributors, LLC



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